                                                                   EXHIBIT 10.22

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                        AGREEMENT FOR PURCHASE AND SALE

                                by and between

                        BELLWETHER EXPLORATION COMPANY,
                            BLACK HAWK OIL COMPANY,
                       1988-II TEAI LIMITED PARTNERSHIP,
                       1989-I TEAI LIMITED PARTNERSHIP,
                       TEAI VIII-A LIMITED PARTNERSHIP,
                            TEAI OIL & GAS COMPANY
                                      AND
                           ANDREWS OIL AND GAS, INC.

                                   as Seller

                                      and

                           JAY RESOURCES CORPORATION

                                    as Buyer

                                  June 9, 1997

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

                               TABLE OF CONTENTS

                                                                            Page

1.   SALE AND PURCHASE OF THE PROPERTIES.....................................  1
     1.1.    THE PROPERTIES..................................................  1
     1.2.    EXCLUDED ASSETS.................................................  2

2.   PURCHASE PRICE..........................................................  3
     2.1.    BASIC AMOUNT....................................................  3
     2.2.    ADJUSTMENTS TO PURCHASE PRICE...................................  3
     2.3.    DEPOSIT.........................................................  5
     2.4.    CLOSING STATEMENT...............................................  5

3.   REPRESENTATIONS AND WARRANTIES OF SELLER................................  5
     3.1.    ORGANIZATION....................................................  5
     3.2.    AUTHORITY AND AUTHORIZATION.....................................  5
     3.3.    ENFORCEABILITY..................................................  5
     3.4.    CONFLICTS.......................................................  6
     3.5.    LITIGATION......................................................  6
     3.6.    TOC OPERATED PROPERTIES.........................................  6

4.   REPRESENTATIONS AND WARRANTIES OF BUYER.................................  6
     4.1.    ORGANIZATION....................................................  6
     4.2.    AUTHORIZATION AND AUTHORITY.....................................  6
     4.3.    ENFORCEABILITY..................................................  7
     4.4.    CONFLICTS.......................................................  7
     4.5.    RELIANCE........................................................  7
     4.6.    QUALIFIED LEASEHOLDER...........................................  7
     4.7.    QUALIFIED PURCHASER.............................................  8
     4.8.    AVAILABLE FUNDS.................................................  8

5.   COVENANTS OF SELLER PENDING CLOSING.....................................  8
     5.1.    CONDUCT OF BUSINESS PENDING CLOSING.............................  8
     5.2.    ACCESS..........................................................  9
     5.3.    ANTITRUST NOTIFICATION..........................................  9


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


6.   COVENANTS OF BUYER PENDING CLOSING......................................  9
     6.1.    ANTITRUST NOTIFICATION..........................................  9
     6.2.    NOTIFICATIONS...................................................  9
     6.3.    GOVERNMENTAL BONDS.............................................. 10

7.   CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER........................ 10
     7.1.    REPRESENTATIONS AND WARRANTIES.................................. 10
     7.2.    COMPLIANCE...................................................... 10
     7.3.    CONSENTS........................................................ 10
     7.4.    NO PENDING SUITS................................................ 10
     7.5.    PURCHASE PRICE ADJUSTMENTS...................................... 10
     7.6.    HSR ACT......................................................... 10

8.   CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER....................... 10
     8.1.    REPRESENTATIONS AND WARRANTIES.................................. 11
     8.2.    COMPLIANCE...................................................... 11
     8.3.    CONSENTS........................................................ 11
     8.4.    NO PENDING SUITS................................................ 11
     8.5.    PURCHASE PRICE ADJUSTMENTS...................................... 11
     8.6.    HSR ACT......................................................... 11
     8.7.    FINANCIAL CONDITION............................................. 11
     8.8.    TRANSITION OPERATING AGREEMENT.................................. 11

9.   CLOSING................................................................. 11
     9.1.    THE CLOSING..................................................... 11
     9.2.    DOCUMENTS TO BE DELIVERED AT CLOSING............................ 12
     9.3.    POSSESSION...................................................... 13
     9.4.    PAYMENT OF PURCHASE PRICE....................................... 13

10.  CASUALTY LOSS........................................................... 13

11.  TERMINATION............................................................. 13
     11.1.   EVENTS OF TERMINATION........................................... 13
     11.2.   EFFECT OF TERMINATION........................................... 14

12.  TAXES, PRORATIONS AND ASSUMPTION OF OBLIGATIONS......................... 15
     12.1.   TAX PRORATIONS.................................................. 15
     12.2.   ASSUMPTION BY BUYER............................................. 15



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


13.  FINAL ACCOUNTING........................................................ 16
     13.1.   SETTLEMENT STATEMENT............................................ 16
     13.2.   ARBITRATION OF FINAL SETTLEMENT................................. 16
     13.3.   PAYMENT......................................................... 17

14.  SURVIVAL AND INDEMNIFICATION............................................ 17
     14.1.   SURVIVAL........................................................ 17
     14.2.   INDEMNIFICATION BY SELLER....................................... 17
     14.3.   INDEMNIFICATION BY BUYER........................................ 17
     14.4.   LIABILITY LIMITATIONS........................................... 18
     14.5.   WAIVER OF REPRESENTATIONS....................................... 20
     14.6.   DTPA WAIVER..................................................... 20

15.  FURTHER ASSURANCES...................................................... 21
     15.1.   GENERAL......................................................... 21
     15.2.   FILINGS, NOTICES AND CERTAIN GOVERNMENTAL APPROVALS............. 21
     15.3.   LOGOS AND NAMES................................................. 21

16.  ACCESS BY SELLER AFTER CLOSING.......................................... 21

17.  NOTICES................................................................. 22

18.  ASSIGNMENT.............................................................. 22

19.  GOVERNING LAW........................................................... 22

20.  EXPENSES AND FEES....................................................... 23

21.  INTEGRATION............................................................. 23

22.  WAIVER OR MODIFICATION.................................................. 23

23.  HEADINGS................................................................ 23

24.  INVALID PROVISIONS...................................................... 23

26.  MULTIPLE COUNTERPARTS................................................... 24

27.  PUBLIC ANNOUNCEMENTS.................................................... 24


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28.  ARBITRATION......................................................   24
     28.1.  BINDING ARBITRATION.......................................   24
     28.2.  GOVERNING RULES...........................................   25
     28.3.  ARBITRATORS...............................................   25
     28.4.  CONDUCT OF ARBITRATION....................................   25
     28.5.  COSTS OF ARBITRATION......................................   25
     29.    LIABILITY.................................................   25


Annex I    -  Title to the Properties
Annex II   -  Environmental and Physical Assessment
Annex III  -  Certificate of Seller
Annex IV   -  Certificate of Buyer
Annex V    -  Assignment and Bill of Sale
Exhibit




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


                            TABLE OF DEFINED TERMS



Term                                                                  Section
----                                                                  -------

AAA.................................................................    28.2
Adjusted Purchase Price.............................................    2.1
Advisor.............................................................    1.2
Agreement...........................................................    Page 1
Allocated Value.....................................................    Annex I
Assignment..........................................................    Annex V
Business Day........................................................    17
Buyer...............................................................    Page 1
Buyer Indemnified Parties...........................................    14.2
Casualty Loss.......................................................    10
Closing.............................................................    9.1
Closing Date........................................................    9.1
Closing Period......................................................    2.2.1
Closing Statement...................................................    2.4
Confidentiality Agreement...........................................    21
Contracts...........................................................    1.1.7
Cure Period.........................................................    Annex I
Data................................................................    1.1.6
Deposit.............................................................    2.3
Dispute.............................................................    28.1
Effective Date......................................................    1
Environmental Condition.............................................    Annex II
Environmental Defect................................................    Annex II
Environmental Defect Amount.........................................    Annex II
Environmental Notice Date...........................................    Annex II
Equipment...........................................................    1.1.5
Equitable Limitations...............................................    3.3
Excluded Assets.....................................................    1.2
Final Settlement Statement..........................................    13.1
HSR Act.............................................................    5.3
Liabilities.........................................................    14.2
Liens...............................................................    Annex I
Marketable Title....................................................    Annex I
Net Revenue Interest................................................    Annex I
Notice Date.........................................................    Annex I


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Oil and Gas Properties...............................................    1.1.1
Permitted Encumbrances...............................................    Annex I
Permits..............................................................    1.1.8
Properties...........................................................    1
Purchase Price.......................................................    2.1
Seller...............................................................    Page 1
Seller Indemnified Parties...........................................    14.3
Substances...........................................................    1.1.3
Surface Contracts....................................................    1.1.4
Title Defect.........................................................    Annex I
Title Defect Amount..................................................    Annex I
Title Properties.....................................................    Annex I
TOC..................................................................    3.6
TOC Operated Properties..............................................    3.6
Wells................................................................    1.1.2
Working Interest.....................................................    Annex I






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

                        AGREEMENT FOR PURCHASE AND SALE

  This Agreement for Purchase and Sale ("Agreement") is made and entered into on this the 9th day of June, 1997, by and between Bellwether Exploration Company, Black Hawk Oil Company, 1988-II TEAI Limited Partnership, 1989-I TEAI Limited Partnership, TEAI VIII-A Limited Partnership, TEAI Oil & Gas Company and Andrews Oil and Gas, Inc. (collectively, "Seller"), and Jay Resources Corporation or its designee ("Buyer").

1. SALE AND PURCHASE OF THE PROPERTIES. Subject to the terms and conditions and for the consideration herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller agrees to sell, assign, convey and deliver to Buyer, and Buyer agrees to purchase and acquire from Seller at Closing, but effective as of 7:00 a.m. at the location of each of the Oil and Gas Properties on May 1, 1997 (the "Effective Date"), all of the interest of Seller in and to the following properties, other than the Excluded Assets ("Properties"):

   1.1. THE PROPERTIES.

        1.1.1. OIL AND GAS PROPERTIES. All leasehold interests, mineral interests, net profits interests, overrides or other interests or operating rights in the oil and gas leases described in the Exhibit (the "Oil and Gas Properties").

        1.1.2. WELLS. All oil, condensate or natural gas wells located on the Oil and Gas Properties, whether producing, operating, shut-in or temporarily abandoned (the " Wells").

        1.1.3. SEVERED SUBSTANCES. All severed crude oil, natural gas, casinghead gas, drip gasoline, natural gasoline, petroleum, natural gas liquids, condensate, products, liquids and other hydrocarbons and other minerals or materials of every kind and description produced from the Oil and Gas Properties and either (a) in storage tanks on the Effective Date, (b) in pipelines on the Effective Date or (c) sold on or after the Effective Date (the "Substances").

        1.1.4. SURFACE CONTRACTS. All right-of-way agreements or other agreements relating to the use or ownership of surface properties that are used or held for use for flow lines in connection with the production of Substances from the Oil and Gas Properties (the "Surface Contracts").

        1.1.5. EQUIPMENT. All equipment, fixtures and physical facilities of every type and description located on the Oil and Gas Properties (the "Equipment").

        1.1.6. INFORMATION AND DATA. All title opinions, lease and land files, well files, geological and geophysical data and files, filings with and reports to regulatory agencies, gas and sales contract files, division order files and other books, files and records to the extent that they are directly related to Oil and Gas Properties, not proprietary to Seller, and the transfer thereof is not prohibited by existing contractual obligations (the "Data").

        1.1.7. CONTRACTS. All contracts and arrangements that directly relate to the Properties and the production, storage, treatment, transportation, processing, purchase, sale, disposal or other disposition of Substances therefrom and any and all amendments, ratifications or extensions of the foregoing, to the extent that any of the foregoing relate to periods on or after the Effective Date (the "Contracts"), and all rights to make claims and receive proceeds under any insurance policy held by or on behalf of Seller in connection with the Properties for any claim that arises from the Effective Date through the Closing Date in connection with the Properties.

        1.1.8. PERMITS. All franchises, licenses, permits, approvals, consents, certificates and other authorizations and other rights granted by governmental authorities and all certificates of convenience or necessity, immunities, privileges, grants and other rights, that relate to the Properties or the ownership or operation of any thereof (the "Permits").

   1.2. EXCLUDED ASSETS. As used herein, "Excluded Assets" means (a) Seller's and Torch Operating Company's operating rights in and to the oil and gas leases described in the Exhibit; (b) all trade credits and all accounts, instruments and general intangibles (as such terms are defined in the Texas Uniform Commercial Code) attributable to the Properties with respect to any period of time prior to the Effective Date; (c) all claims and causes of action of Seller
(i) arising from acts, omissions or events, or damage to or destruction of property, occurring prior to the Effective Date, (ii) arising under or with respect to any of the Contracts that are attributable to periods of time prior to the Effective Date (including claims for adjustments or refunds), or (iii) with respect to any of the Excluded Assets; (d) all rights and interests of Seller (i) under any policy or agreement of insurance or indemnity, (ii) under any bond, or (iii) to any insurance or condemnation proceeds or awards arising, in each case, from acts, omissions or events, or damage to or destruction of property, occurring prior to the Effective Date; (e) all Substances produced and sold from the Oil and Gas Properties with respect to all periods prior to the Effective Date, together with all proceeds from or of such Substances; (f) claims of Seller for refunds of or loss carry forwards with respect to (i) production or any other taxes attributable to any period prior to the Effective Date, (ii) income or franchise taxes, or (iii) any taxes attributable to the Excluded Assets; (g) all amounts due or payable to Seller as adjustments to insurance premiums related to the Properties with respect to any period prior to the Effective Date; (h) all proceeds, income or revenues (and any security or other deposits made) attributable to (i) the Properties for any period prior to the Effective Date, or (ii) any Excluded Assets; (i) all personal computers and associated peripherals and all radio and telephone equipment; (j) all of Seller's proprietary computer software, patents, trade secrets, copyrights, names, trademarks, logos and other intellectual property; (k) all of Seller's interpretations of geological and geophysical data; (1) all documents and instruments of Seller that may be protected by an attorney-client privilege; (m) data that cannot be disclosed or assigned to Buyer as a result of confidentiality arrangements under agreements with persons unaffiliated with Seller; (n) all audit rights arising under any of the Contracts or otherwise with respect to any period prior to the Effective Date or to any of the Excluded Assets; and (o) all (i) agreements and correspondence between Seller and Torch Energy Advisors Incorporated and any affiliates thereof (the "Advisor") relating to the transactions contemplated in this Agreement,
(ii) lists of prospective purchasers for such transactions compiled by either Seller or the Advisor, (iii) bids submitted by other prospective purchasers of the Properties, (iv) analyses by Seller or the Advisor of any bids submitted by any prospective purchaser, (v) correspondence between or among Seller or Advisor, or either of their respective representatives, and any prospective purchaser other than Buyer, and (vi) correspondence between Seller or Advisor or any of their respective representatives with respect to any of the bids, the prospective purchasers, the engagement or activities of the Advisor or the transactions contemplated in this Agreement.

2. PURCHASE PRICE.

   2.1. BASIC AMOUNT. The purchase price for the Properties, subject to adjustment as provided in Section 2.2, shall be $14,800,000.00 (the "Purchase Price"). The Purchase Price as adjusted pursuant to Section 2.2 is referred to in this Agreement as the "Adjusted Purchase Price."

   2.2. ADJUSTMENTS TO PURCHASE PRICE. The Purchase Price shall be adjusted as Provided in this Section 2.2.

        2.2.1. The Purchase Price shall be increased by the following amounts (without duplication):

        (a) An amount equal to the costs and expenses that are (i) attributable to the Properties for the period from the Effective Date to the Closing Date (the "Closing Period"), whether paid before or after the Effective Date, and
   (ii) paid by Seller, including, without limitation, bond and insurance premiums paid by or on behalf of Seller attributable to coverage during the Closing Period.

   (b) An amount equal to the interest of Seller in the quantity of Substances produced from the Oil and Gas Properties in storage or pipelines on the Effective Date multiplied by the contract price therefor on the Effective Date, net of all applicable taxes.

   (c) If Seller or Torch Operating Company, with respect to the TOC Operated Properties, is named as the operator under a joint operating agreement covering any of the Oil and Gas Properties other than those included in Excluded Assets, an amount equal to the costs and expenses paid by Seller on behalf of the other joint interest owners that is attributable to periods after the Effective Date.

   (d) An amount equal to $1,000 per day from the Effective Date to the Closing Date in lieu of any indirect overhead charges.

   (e) An amount equal to $1.25 per Mcf of the under position with respect to any gas production, pipeline, storage, processing or other imbalance attributable to Substances produced from Oil and Gas Properties as of the Effective Date under any agreement to the extent the volume of such under position is greater than zero or an amount equal to $1.25 per Mcf of the over position with respect to any such imbalance as of the Effective Date under any such agreement to the extent that the volume of the over position with respect to any such imbalance is less than zero.

   2.2.2. The Purchase Price shall be decreased by the following amounts (without duplication):

   (a) An amount equal to the proceeds received by Seller for the sale during the Closing Period of Substances, net of all applicable taxes not reimbursed to Seller by a purchaser of Substances.

   (b) An amount equal to all proceeds received by Seller from whatever source derived that relate to the Properties and are attributable to periods on or after the Effective Date, other than operator's overhead reimbursements received by Seller under joint operating agreements in which Seller is designated as the operator.

   (c) The amount of all adjustments determined in accordance with Annex I for title adjustments for the Oil and Gas Properties to the extent that the aggregate of all Title Defect Amounts exceeds $100,000.

   (d) The amount of all taxes prorated to Buyer in accordance with Section
11.1.

        (e) An amount equal to $1.25 per Mcf of the over position with respect to any gas production, pipeline, storage, processing or other imbalance attributable to Substances produced from Oil and Gas Properties as of the Effective Date under any agreement to the extent the volume of such over position is greater than zero or an amount equal to $1.25 per Mcf of the under position with respect to any such imbalance as of the Effective Date under any such agreement to the extent that the volume of the under position with respect to any such imbalance is less than zero.

   2.3. DEPOSIT. Contemporaneously with the execution of this Agreement, Buyer is depositing with Seller an amount equal to ten percent of the Purchase Price (the "Deposit"). The Deposit shall be applied to the Adjusted Purchase Price to be paid at Closing or may be returned to Buyer or retained by Seller in accordance with the terms of this Agreement.

   2.4. CLOSING STATEMENT. Seller shall deliver to Buyer not less than two Business Days before the Closing Date a statement (the "Closing Statement") setting forth the adjustments to the Purchase Price provided in Section 2.2 and using Title Defect Amounts that have been agreed by Seller and Buyer prior to such date or determined by arbitration prior to such date. The Closing Statement shall be prepared in accordance with customary accounting principles used in the oil and gas industry.

3. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Buyer as follows:


   3.1. ORGANIZATION. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Seller is qualified to do business in and is in good standing under the laws of each state in which the Properties are located.

   3.2. AUTHORITY AND AUTHORIZATION. Seller has full corporate power and authority to carry on its business as presently conducted, to enter into this Agreement and to perform its obligations under this Agreement. The execution and delivery of this Agreement by Seller have been, and the performance by Seller of this Agreement and the transactions contemplated hereby shall be at the time required to be performed hereunder, duly and validly authorized by all requisite corporate action on the part of Seller.

   3.3. ENFORCEABILITY. This Agreement has been duly executed and delivered on behalf of Seller and constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization or moratorium statutes, or other similar laws affecting the rights of creditors generally or equitable principles (collectively, "Equitable Limitations"). At the

Closing all documents and instruments required hereunder to be executed and delivered by Seller shall be duly executed and delivered and shall constitute legal, valid and binding obligations of Seller enforceable in accordance with their terms, except as enforceability may be limited by Equitable Limitations.

   3.4. CONFLICTS. The execution and delivery of this agreement by seller does not, and the consummation of the transactions contemplated by this Agreement shall not, (a) violate or be in conflict with, or require the consent of any person or entity under, any provision of Seller's governing documents, (b) violate any provision of or require any consent, authorization or approval under any judgment, decree, judicial or administrative order, award, writ, injunction, statute, rule or regulation applicable to Seller, or (c) result in the creation of any lien, charge or encumbrance on any of the properties.

   3.5. LITIGATION. Except as set forth on the Exhibit, no claim, demand, filing, hearing, notice of violation, proceeding, notice or demand letter, investigation, administrative proceeding, civil, criminal or other action, suit or other legal proceeding is pending or, to the best of Seller's knowledge, threatened, against Seller relating to, resulting from or affecting the ownership or operation of the Properties. No notice from any governmental authority or any other person (including employees) has been received by Seller as to any claim, demand, filing, hearing, notice of violation, proceeding, notice or demand letter, relating to, resulting from or affecting the ownership or operation of the Properties, claiming any violation of any law, statute, rule, regulation, ordinance, order, decision or decree of any governmental authority (including, without limitation, any such law, rule, regulation, ordinance, order, decision or decree concerning the conservation of natural resources) or claiming any breach of contract or agreement with any third-party.

   3.6. TOC OPERATED PROPERTIES. Torch Operating Company ("TOC") operates certain of the Properties described on the Exhibit on behalf of Nuevo Energy Company and after consummation of these transactions shall continue to operate such Properties ("TOC Operated Properties"). The TOC Operated Properties are described on the Exhibit.

4. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer represents and warrants to Seller that:

   4.1. ORGANIZATION. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas.

   4.2. AUTHORIZATION AND AUTHORITY. The execution and delivery of this Agree-ment have been and the performance of this Agreement and the transactions contemplated hereby shall be at the time required to be performed hereunder, duly and validly authorized by all requisite corporate action on the part of Buyer. Buyer has full corporate power and authority to carry on its business as presently conducted, to enter into this Agreement, to purchase the Properties on the terms described in this Agreement and to perform its other obligations under this Agreement.

   4.3. ENFORCEABILITY. This Agreement has been duly executed and delivered on behalf of Buyer, and constitutes a legal, valid and binding obligation of Buyer enforceable in accordance with its terms, except as enforceability may be limited by Equitable Limitations. At the Closing all documents required hereunder to be executed and delivered by Buyer shall be duly executed and delivered and shall constitute legal, valid and binding obligations of Buyer enforceable in accordance with their terms, except as enforceability may be limited by Equitable Limitations.

   4.4. CONFLICTS. The execution and delivery of this Agreement by Buyer does not, and the consummation of the transactions contemplated by this Agreement shall not, (a) violate or be in conflict with, or require the consent of any person or entity under, any provision of Buyer's Certificate of Incorporation, bylaws or other governing documents, (b) conflict with, result in a breach of, constitute a default (or an event that with the lapse of time or notice, or both, would constitute a default) under any agreement or instrument to which Buyer is a party or is bound, or (c) violate any provision of or require any consent, authorization or approval under any judgment, decree, judicial or administrative order, award, writ, injunction, statute, rule or regulation applicable to Buyer.

   4.5. RELIANCE. Prior to executing this Agreement, Buyer has been afforded an opportunity to (a) examine the Properties and such materials as it has requested to be provided to it by Seller, (b) discuss with representatives of Seller such materials and the nature and operation of the Properties and (c) investigate the condition, including subsurface condition, of the Oil and Gas Properties and Surface Contracts and the condition of the Equipment. In entering into this Agreement, Buyer has relied solely on the express representations and covenants of Seller in this Agreement, its independent investigation of, and judgment with respect to, the Equipment and the other Properties and the advice of its own legal, tax, economic, environmental, engineering, geological and geophysical advisors and not on any comments or statements of any representatives of, or consultants or advisors engaged by, Seller or the Advisor.

   4.6. QUALIFIED LEASEHOLDER. As soon as possible after Closing, Buyer intends to satisfy the area-wide bonding and any other bonding requirements of the Minerals Management Service and other governmental authorities, and, after the Closing, Buyer anticipates that it will continue to be able to meet such bonding requirements. As soon as possible after Closing, Buyer shall use its best efforts to become qualified to own the

Properties. The consummation of the transactions contemplated hereby will not cause Buyer to be disqualified to be an owner of federal, oil, gas, and mineral leases in the Gulf of Mexico region, or to exceed any acreage limitation imposed by any law, statute, rule or regulation. Buyer is not aware of any fact that could reasonably be expected to cause the Minerals Management Service or other governmental authorities to fail to unconditionally approve the assignment of the Properties to Buyer.

   4.7. QUALIFIED PURCHASER. Buyer is an experienced and knowledgeable investor and operator in the oil and gas business. Buyer is acquiring the Properties for its own account and not with a view to, or for offer of resale in connection with, a distribution thereof, within the meaning of the Securities Act of 1933, 15 U.S.C. (S) 77a et seq., and any other rules, regulations, and laws pertaining to the distribution of securities.

   4.8. AVAILABLE FUNDS. Buyer has arranged to have available by the Closing Date sufficient funds to enable the payment to Seller by wire transfer, the Adjusted Purchase Price in accordance with Section 9.4, and to otherwise perform Buyer's obligations under this Agreement.

5. COVENANTS OF SELLER PENDING CLOSING.

   5.1. CONDUCT OF BUSINESS PENDING CLOSING. Seller covenants that from the date hereof to the Closing Date, except (a) as provided herein, (b) as required by any obligation, agreement, lease, contract, or instrument referred to on the Exhibit, or (c) as otherwise consented to in writing by Buyer, Seller will:

        5.1.1. Not (i) operate or in any manner deal with, incur obligations with respect to, or undertake any transactions relating to, the Properties other than transactions (A) in the normal, usual and customary manner, (B) of a nature and in an amount consistent with prior practice, and (C) in the ordinary and regular course of business of owning and operating the Properties; (ii) dispose of, encumber or relinquish any of the Properties (other than relinquishments resulting from the expiration of leases that Seller has no right or option to renew); (iii) waive, compromise or settle any right or claim that would materially and adversely affect the ownership, operation or value of any of the Properties after the Effective Date, or (iv) participate in any operation if the estimated cost exceeds $20,000.00.

        5.1.2. Make or give all notifications, filings, consents or approvals, from, to or with all governmental authorities, and take all other actions reasonably requested by Buyer, necessary for, and cooperate with Buyer in obtaining, the issuance, assignment or transfer, as the case may be, by each such authority of such Permits as may be necessary for

Buyer to own and operate the Properties following the consummation of the transactions contemplated in this Agreement.

        5.1.3. Notify Buyer of the discovery by Seller that any representation or warranty of Seller contained in this Agreement is, becomes or will be untrue in any material respect on the Closing Date.

        5.1.4. Maintain in effect insurance providing the same type coverage, in the same amounts with the same deductibles as the insurance maintained in effect by Seller or its affiliates on the Effective Date.

   5.2. ACCESS. Seller shall afford to Buyer and its authorized representatives from the date hereof until the Closing Date, during normal business hours, reasonable access to the Properties operated by Seller and to Seller's title, contract, and legal materials and operating data and information available as of the date hereof and that becomes available to Seller at any time prior to the Closing Date, other than any documents that are protected by an attorney-client privilege.

   5.3. ANTITRUST NOTIFICATION. Seller will file, within five Business Days after the execution of this Agreement, with the Federal Trade Commission and the Department of Justice the notification and report form required for the transactions contemplated hereby and any supplemental information that may be reasonably requested in connection therewith pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder (the "HSR Act"), which notification and report form and supplemental information will comply in all material respects with the requirements of the HSR Act. Seller will seek early termination of the waiting period.

6. COVENANTS OF BUYER PENDING CLOSING.

   6.1. ANTITRUST NOTIFICATION. Buyer will file, within five Business Days after the execution of this Agreement, with the Federal Trade Commission and the Department of Justice the notification and report form required for the transactions contemplated hereby and any supplemental information that may be reasonably requested in connection therewith pursuant to the HSR Act, which notification and report form and supplemental information will comply in all material respects with the requirements of the HSR Act. Buyer will seek early termination of the waiting period.

   6.2. NOTIFICATIONS. Buyer will notify Seller promptly after the discovery by Buyer that any representation or warranty of Seller contained in this Agreement is, becomes or will be untrue in any material respect on the Closing Date. In addition, Buyer will notify Seller of the discovery by Buyer that any representation or warranty of Buyer contained in this Agreement is, becomes or will be untrue in any material respect on the Closing Date.

   6.3. GOVERNMENTAL BONDS. Promptly after Closing, Buyer shall deliver to Seller evidence of the posting of bonds or other security with the Minerals Management Service and all other applicable governmental authorities meeting the requirements of those authorities to own and, where appropriate, operate, the Oil and Gas Properties.

7. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER. The obligations of Buyer to be performed at Closing are subject to the fulfillment, before or at Closing, of each of the following conditions:

   7.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties by Seller set forth in this Agreement (considered collectively) shall be true and correct in all material respects on the date of this Agreement and as of the Closing Date except for changes therein specifically contemplated by this Agreement.

   7.2. COMPLIANCE. Seller shall have performed and complied in all material respects with each of the covenants and conditions required by this Agreement of which performance or compliance is required prior to or at the Closing.

   7.3. CONSENTS. The necessary consents have been obtained and any applicable preferential rights have been waived or have expired.

   7.4. NO PENDING SUITS. At the Closing Date, no suit, action or other proceeding shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit the performance of or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.

   7.5. PURCHASE PRICE ADJUSTMENTS. The aggregate of all adjustments to the Purchase Price and all adjustments asserted by Buyer in good faith that have not been resolved prior to the Closing Date shall not exceed 5% of the Purchase Price less the deductible in Section 2.2.2(c).

   7.6. HSR ACT. The waiting period under the HSR Act applicable to the transactions contemplated in this Agreement shall have expired or been terminated.

8. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER. The obligations of Seller to be performed at Closing are subject to the fulfillments before or at Closing, of each of the following conditions:

   8.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties by Buyer set forth in this Agreement (considered collectively) shall be true and correct in all material respects on the date of this Agreement and as of the Closing Date except for changes therein specifically contemplated by this Agreement.

   8.2. COMPLIANCE. Buyer shall have performed and complied in all material respects with each of the covenants and conditions required by this Agreement of which performance or compliance is required prior to or at the Closing.

   8.3. CONSENTS. The necessary consents have been obtained and any applicable preferential rights have been waived or have expired.

   8.4. NO PENDING SUITS. At the Closing Date, no suit, action or other proceeding shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit the performance of or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.

   8.5. PURCHASE PRICE ADJUSTMENTS. The aggregate of all adjustments to the purchase price pursuant to Annex I shall not exceed 5% of the Purchase Price less the deductible in Section 2.2.2(c).

   8.6. HSR ACT. The waiting period under the HSR Act applicable to the transactions contemplated in this Agreement shall have expired or been terminated.

   8.7. FINANCIAL CONDITION. Buyer shall have provided to Seller evidence of Buyer's financial condition that satisfies Seller, in Seller's sole discretion, that Buyer can comply with all obligations of Buyer under this Agreement.

   8.8. TRANSITION OPERATING AGREEMENT. Buyer shall have executed a Transition Operating Agreement between Buyer and TOC in the form attached to the Exhibit and covering the Oil and Gas Properties other than the Excluded Assets, whereby TOC operates such properties for a period not greater than six (6) months as determined by Buyer; provided, however TOC shall continue to operate the applicable Oil and Gas Properties under the Transition Agreement until Buyer delivers to Seller the information required in Section 6.3.

9. CLOSING.

   9.1. THE CLOSING. The assignment and purchase of the Properties pursuant to this Agreement (the "Closing") shall be consummated in Houston, Texas, at the offices of the

Seller before 11:00 p.m. on the later of (a) the third Business Day after the day that all necessary requirements of the provisions of the HSR Act shall have been complied with and the applicable waiting period under the HSR Act shall have expired or been terminated or (b) the 30th day of June, 1997 (the "Closing Date").

   9.2. DOCUMENTS TO BE DELIVERED AT CLOSING.

        9.2.1. At the Closing, Seller shall deliver to Buyer the following instruments, dated the Closing Date, properly executed by authorized officers and, where appropriate, acknowledged:

        (a) Counterparts of an Assignment of Leases and Bill of Sale in the form of Annex V sufficient to convey to Buyer title in and to the Properties;

        (b) Such other instruments as are necessary to effectuate the conveyance of the Properties to Buyer;

        (c) Letters in lieu of division orders addressed to each purchaser of the Substances;

        (d) With respect to any Wells that Seller owns less than all of the operating rights or leasehold interests and is designated as the operator, other than the TOC Operated Properties specified in the Exhibit, (i) letters to all working interest owners in which Seller or Torch Operating Company resigns as the operator and recommends Buyer as the successor operator and (ii) any forms promulgated by the appropriate governmental authority and completed by Buyer designating Buyer as the operator that Seller is required to execute by the governmental authority. With respect to any Wells that Seller owns all of the leasehold interests or operating rights and is designated as the operator, any forms promulgated by the appropriate governmental authority and completed by Buyer designating Buyer as the operator that Seller is required to execute by the governmental authority; and

        (e) A certificate in the form of Annex III.

        9.2.2. At the Closing, Buyer shall deliver to Seller the following instruments, dated the Closing Date, properly executed by authorized officers and, where appropriate, acknowledged:

        (a) Transition Operating Agreement between Buyer and Torch Operating Company;

        (b) a certificate in the form of Annex IV dated the Closing Date and properly executed by an authorized officer; and

        (c) A resolution of Buyer's Board of Directors, certified by its Secretary, authorizing the execution, delivery and performance of this Agreement, the Assignment and Bill of Sale, and all other actions to be taken by Buyer hereunder.

   9.3. POSSESSION. At the Closing, Seller shall deliver to Buyer possession of the Properties other than the Data. Within five Business Days after Closing, Seller shall deliver to Buyer at Seller's offices all of the Data.

   9.4. PAYMENT OF PURCHASE PRICE. At the Closing, against delivery of the documents and materials described in Section 9.2, Buyer shall pay to Seller the estimated Adjusted Purchase Price, less the amount of the Deposit, by wire transfer of immediately available funds.

10. CASUALTY LOSS. As used herein, the term "Casualty Loss" shall mean, with respect to all or any major portion of any of the Properties, any destruction by fire, blowout, storm or other casualty or any taking, or pending or threatened taking, in condemnation or expropriation or under the right of eminent domain of any of the Properties or portion thereof, in each case prior to Closing. Seller shall promptly notify Buyer of any Casualty Loss of which Seller becomes aware. If any Casualty Loss occurs during the Closing Period, Seller shall (i) transfer to Buyer all of the interest of Seller in the Properties other than Excluded Assets, (ii) transfer to Buyer all unpaid insurance proceeds, claims, awards and other payments arising out of such Casualty Loss, and (iii) pay to Buyer all sums paid to Seller as insurance proceeds, awards or other payments arising out of such Casualty Loss. Seller shall not voluntarily compromise, settle or adjust any amounts payable by reason of any Casualty Loss without first obtaining the written consent of Buyer.

11. TERMINATION.

    11.1. EVENTS OF TERMINATION. This Agreement may be terminated at any time prior to the Closing:

           11.1.1. By the mutual written consent of Buyer and Seller;

           11.1.2. By Seller if Buyer shall (i) fail to perform in any material respect its covenants contained herein required to be performed by it on or prior to the Closing Date, or (ii) any of its representations contained herein shall be incorrect in any material respect on the Closing Date, and such failure or misrepresentation is not cured within ten days after

Seller shall have notified Buyer of its intent to terminate this Agreement pursuant to this Section 11.1.2;

           11.1.3. By Buyer if Seller shall (i) fail to perform in any material respect its covenants contained herein required to be performed by it on or prior to the Closing Date, or (ii) any of its representations contained herein shall be incorrect in any material respect on the Closing Date, and such failure or misrepresentation is not cured within ten days after Buyer has notified Seller of its intent to terminate this Agreement pursuant to this Section 11.1.3;

           11.1.4. By Buyer or Seller if the aggregate of all Environmental Defect Amounts exceeds 5% of the Purchase Price. Notwithstanding the above, Seller shall not have the right to terminate this Agreement in the event that Buyer elects, in its sole discretion, to bear the cost of curing the Environmental Defects that would otherwise exceed 5% of the Purchase Price;

           11.1.5. By Buyer or Seller if the adjustments to the Purchase Price for Title Defects under Annex I exceed 5% of the Purchase Price. Notwithstanding the above, Seller shall not have the right to terminate this Agreement in the event that Buyer elects, in its sole discretion, not to adjust the Purchase Price by and to bear the cost of curing the Title Defects which otherwise would result in adjustments to the Purchase Price that exceed 5% of the Purchase Price;

           11.1.6. By Buyer or Seller if the Properties suffer a Casualty Loss or Casualty Losses after the Effective Date and prior to the Closing Date in the aggregate that exceed(s) 5% of the Purchase Price; and

           11.1.7. By either Seller or Buyer if for any reason the Closing has not occurred on or before June 30, 1997.

    11.2.  EFFECT OF TERMINATION.

           11.2.1. If the purchase and sale of the Properties is not consummated as contemplated in this Agreement and either (a) Buyer shall have failed to perform in any material respect its covenants contained herein required to be performed by it on or prior to the Closing Date, or (b) any of its representations contained herein shall be incorrect in any material respect on the Closing Date, and such failure or misrepresentation is not cured within the time period provided in Section ll.l, then Seller may elect to retain the Deposit as liquidated damages or return the Deposit to Buyer and seek such damages as may be appropriate. Buyer acknowledges that the extent of damages to Seller occasioned by any breach or misrepresentation by Buyer would be impossible or extremely difficult to ascertain and that the amount of the Deposit is a fair and reasonable estimate of such damages under the circumstances.

           11.2.2. If the purchase and sale of the Properties is not consummated as contemplated in this Agreement and (a) Buyer shall have performed in all material respects its covenants contained herein required to be performed by it on or prior to the Closing Date and (b) all of its representations contained herein shall be correct in all material respects on the Closing Date, then Seller shall refund to Buyer the Deposit within three Business Days after the date of termination of this Agreement.

12. TAXES, PRORATIONS AND ASSUMPTION OF OBLIGATIONS.

    12.1. TAX PRORATIONS. Real and personal property taxes for the Properties shall be prorated between Buyer and Seller as of the Effective Date. If the actual taxes are not known on the Closing Date, Seller's share of such taxes shall be determined by using (a) the rates and millage for the year prior to the year in which the Closing occurs, with appropriate adjustments for any known and verifiable changes thereto, and (b) the assessed values for the year in which Closing occurs. When Buyer receives the actual tax statements for the Properties from the appropriate taxing authorities, Buyer shall deliver to Seller a copy of such statements, together with the amount, if any, by which Seller's proration exceeds the proration that would have been made had actual tax statements been used to calculate Seller's proration. If the proration for Seller that would have been made using actual tax statements exceeds that made at Closing, Seller shall pay to Buyer such difference within three Business Days of receipt of such statement.

    12.2. ASSUMPTION BY BUYER. At Closing, Buyer shall assume (a) the obligation to (i) plug and abandon or remove and dispose of all Wells, platforms, structures, flow lines, pipelines, and the other equipment now or hereafter located on the Oil and Gas Properties within such time as required by, in conformance with, and satisfying the terms and conditions of the oil, gas and mineral leases comprising part of the Properties, the Contracts and applicable laws, rules, orders and regulations of any governmental authority having jurisdiction, (ii) cap and bury all flow lines and other pipelines now or hereafter located on the Oil and Gas Properties, and (iii) dispose of naturally occurring radioactive material and all other pollutants, wastes, contaminants, or hazardous, extremely hazardous, or toxic materials, substances, chemicals or wastes now or hereafter located on the Oil and Gas Properties; (b) the obligation to restore the lands covered by or used in connection with the Properties within such time as required by, in conformance with, and satisfying the terms and conditions of the oil, gas and mineral leases comprising part of the Properties the Contracts and applicable laws, rules, orders and regulations of any governmental authority having jurisdiction; and (c) all other costs, obligations and liabilities that relate to the ownership or operation of the Oil and Gas Properties or arise under the Contracts or otherwise relate to the Properties and, in each case, arise from or relate to events occurring or conditions existing whether before, on or after the Effective Date including, without limitation, (i) all obligations and liabilities arising from or in connection with any gas production, pipeline, storage, processing or other imbalance attributable to Substances produced from Oil and Gas Properties; (ii) any and all claims arising under all federal and state environmental statues and (iii) all obligations and liabilities arising from or in connection with any of the litigation described on the Exhibit, including, without limitation, any claims by other working interest owners against Seller or Torch Operating Company, where Torch Operating Company resigns as operator of the Properties pursuant to this Agreement. All such plugging, replugging, abandonment, removal, disposal, and restoration operations shall be in compliance with applicable laws and regulations and contracts, and shall be conducted in a good and workmanlike manner.

13. FINAL ACCOUNTING.

    13.1. SETTLEMENT STATEMENT. As soon as practical and, in any event, no later than ninety calendar days after the Closing Date, Seller shall prepare and deliver to Buyer a statement (the "Final Settlement Statement") setting forth the adjustments to the Purchase Price in accordance with Section 2.2. The Final Settlement Statement shall be prepared in accordance with customary accounting principles used in the oil and gas industry. The Final Settlement Statement shall reflect all amounts shown on the Closing Statement and shall deduct all such amounts from the amounts calculated under the Final Settlement Statement. Within thirty calendar days after Buyer's receipt of the Final Settlement Statement (but not earlier than ninety calendar days after the Closing Date), Buyer and Seller shall endeavor to agree on the final accounting.

    13.2. ARBITRATION OF FINAL SETTLEMENT. If Seller and Buyer cannot agree upon the Final Settlement Statement, the Houston Office of the firm of Ernst & Young is designated to act as an arbitrator and to decide all points of disagreement with respect to the Final Settlement Statement, such decision to be binding on both parties. If such firm is unwilling or unable to serve in such capacity, Seller and Buyer shall attempt to, in good faith, designate another acceptable person as the sole arbitrator under this Section. If the parties are unable to agree upon the designation of a person as substitute arbitrator, then Seller or Buyer, or both of them, may in writing request the Judge of the United States District Court for the Southern District of Texas senior in term of service to appoint the substitute arbitrator. The arbitration shall be conducted under the Texas General Arbitration Act and the rules of the American Arbitration Association to the extent such rules do not conflict with the terms of such Act and the terms hereof. The costs and expenses of the arbitrator, whether the firm designated above, or a third party appointed pursuant to the preceding sentence shall be shared equally by Seller and Buyer.

    13.3. PAYMENT. Within five Business Days after the agreement of Seller and Buyer on the Final Settlement Statement or after the decision of the arbitrator, Buyer or Seller, as the case may be, shall promptly make a cash payment to the other equal to the sums as may be found to be due in the Final Settlement Statement.

14. SURVIVAL AND INDEMNIFICATION.

    14.1. SURVIVAL. The liability of Buyer and Seller under each of their respective representations, warranties, covenants, agreements and indemnities shall survive the Closing and execution and delivery of the assignments contemplated hereby.

    14.2. INDEMNIFICATION BY SELLER. After the Closing, Seller shall be responsible for, shall pay on a current basis, and shall indemnify, save, hold harmless, discharge and release Buyer, all of its affiliates, successors and, permitted assignees, and all of its and their respective stockholders, directors, officers, employees, agents and representatives (collectively, "Buyer Indemnified Parties") from and against any and all payments, charges, judgments, assessments, liabilities, damages, penalties, fines or costs and expenses paid or incurred by the person seeking indemnification, including any legal or other expenses reasonably incurred in connection therewith (collectively, "Liabilities"), arising from, based upon, related to or associated with (a) any act or omission by Seller involving or relating to the Excluded Assets whether occurring before, on or after the Effective Date; and (b) the fees of any brokers' or finders' fees or commissions arising with respect to brokers or finders retained or engaged by Seller and resulting from or relating to the transactions contemplated in this Agreement.

    14.3. INDEMNIFICATION BY BUYER. After the Closing, Buyer shall assume, be responsible for, shall pay on a current basis, and shall indemnify, save, hold harmless, discharge and release Seller, its affiliates, its and their successors and permitted assigns, and all of their respective stockholders, directors, officers, employees, agents and representatives (collectively, "Seller Indemnified Parties") from and against any and all Liabilities arising from, based upon, related to or associated with (a) any act, omission, event, condition or circumstance involving or relating to the Properties whether occurring on or after the Effective Date; (b) liabilities and obligations assumed by Buyer pursuant to Section 12; and (c) the failure to obtain any consent or waiver of any preferential right for the assignment of the Properties to Buyer; and (d) any brokers' or finders' fees or commissions arising with respect to brokers or finders retained or engaged by any person other than Seller and resulting from or relating to the transactions contemplated in this Agreement.

    14.4. LIABILITY LIMITATIONS.

          14.4.1. After the Closing, any assertion by any Buyer Indemnified Party that Seller is liable (a) for the inaccuracy of any representation or warranty, (b) for the breach of any covenant, (c) for indemnity under the terms of this Agreement or (d) otherwise in connection with the transactions contemplated in this Agreement, must be made by Buyer in writing and must be given to Seller on or prior to the last preceding Business Day before the first anniversary of the Closing Date. Nothing in this Section 14.4 shall restrict or limit the right of any Buyer Indemnified Party to make a claim pursuant to any express warranty made by Seller in the Assignment and Bill of Sale dated of even date herewith between Buyer and Seller. The notice shall state the facts known to Buyer that give rise to such notice in sufficient detail to allow Seller to evaluate the assertion.

          14.4.2. The amount of any Liabilities for which any of the Buyer Indemnified Parties or Seller Indemnified Parties is entitled to indemnification or other compensation under this Agreement or in connection with or with respect to the transactions contemplated in this Agreement shall be reduced by any corresponding (a) tax benefit created or generated or (b) insurance proceeds realized or that could reasonably be expected to be realized by such party if a claim were properly pursued under the relevant insurance arrangements.

          14.4.3. None of the Buyer Indemnified Parties nor the Seller Indemnified Parties shall be entitled to recover from Seller or Buyer, respectively, for any losses, costs, expenses, or damages arising under this Agreement or in connection with or with respect to the transactions contemplated in this Agreement any amount in excess of the actual compensatory damages, court costs and reasonable attorney fees, suffered by such party. Buyer on behalf of each of the Buyer Indemnified Parties and Seller on behalf of each of the Seller Indemnified Parties waives any right to recover punitive, special, exemplary and consequential damages arising in connection with or with respect to the transactions contemplated in this Agreement.

          14.4.4. The sole and exclusive remedy of each of the Buyer Indemnified Parties and the Seller Indemnified Parties with respect to the purchase and sale of the Properties shall be pursuant to the express provisions of this Agreement. Any and all (a) claims relating to the representations, warranties, covenants and agreements contained in this Agreement, (b) other claims pursuant to or in connection with this Agreement or (c) other claims relating to the Properties and the purchase and sale thereof shall be subject to the provisions set forth in this Section 14. Buyer on behalf of each of the Buyer Indemnified Parties and Seller on behalf of each of the Seller Indemnified Parties is hereby deemed to have waived, to the fullest extent permitted under applicable law, any right of contribution against Seller or any of its affiliates or Buyer or any of its affiliates and any and all rights, claims and causes of action it may have against Seller or any of its affiliates or Buyer or any of its affiliates, respectively, arising under or based on any federal, state or local statute, law, ordinance, rule or regulation or common law or otherwise.

          14.4.5. No person entitled to indemnification hereunder or otherwise to damages in connection with or with respect to the transactions contemplated in this Agreement shall settle, compromise or take any other action with respect to any claim, demand, assertion of liability or legal proceeding that could prejudice or otherwise adversely impact the ability of the person providing such indemnification or potentially liable for such damages to defend or otherwise settle or compromise with respect to such claim, demand, assertion of liability or legal proceeding.

          14.4.6. Seller and Buyer acknowledge that the payment of money, as limited by the terms of this Agreement, shall be adequate compensation for breach of any representation, warranty, covenant or agreement contained herein or for any other claim arising in connection with or with respect to the transactions contemplated in this Agreement. As the payment of money shall be adequate compensation, Buyer and Seller waive any right to rescind this Agreement or any of the transactions contemplated hereby.

          14.4.7. Each person entitled to indemnification hereunder or otherwise to damages in connection with the transactions contemplated in this Agreement shall take all reasonable steps to mitigate all losses, costs, expenses and damages after becoming aware of any event or circumstance that could reasonably be expected to give rise to any losses, costs, expenses and damages that are indemnifiable or recoverable hereunder or in connection herewith.

          14.4.8. THE INDEMNIFICATION, RELEASE AND ASSUMPTION PROVISIONS PROVIDED FOR IN THIS AGREEMENT SHALL BE APPLICABLE WHETHER OR NOT THE LOSSES, COSTS, EXPENSES AND DAMAGES IN QUESTION AROSE SOLELY OR IN PART FROM THE GROSS, ACTIVE, PASSIVE OR CONCURRENT NEGLIGENCE, OR OTHER FAULT OF ANY INDEMNIFIED PARTY. BUYER AND SELLER ACKNOWLEDGE THAT THIS STATEMENT COMPLIES WITH THE EXPRESS NEGLIGENCE RULE AND IS CONSPICUOUS.

          14.4.9. Neither Seller nor Buyer shall have any obligation or liability under this Agreement or in connection with or with respect to the transactions contemplated in this Agreement for (a) any breach, misrepresentation or noncompliance with respect to any representation, warranty, covenant or obligation if such breach, misrepresentation or noncompliance shall have been waived by the other party, or (b) any misrepresentation or breach of warranty if such other party had knowledge of the misrepresentation or breach of warranty at or before Closing.

          14.4.10. The exclusive remedy of Buyer for Environmental Defects and Environmental Conditions shall be pursuant to Section 11.1.

    14.5. WAIVER OF REPRESENTATIONS.

          14.5.1. THE EXPRESS REPRESENTATIONS OF SELLER CONTAINED IN THIS AGREEMENT ARE EXCLUSIVE AND ARE IN LIEU OF, ANY OTHER REPRESENTATION OR WARRANTY WITH RESPECT TO THE ENVIRONMENTAL CONDITION, BOTH SURFACE AND SUBSURFACE, OR OTHER CONDITION OF THE PROPERTIES; OR THE OWNERSHIP OR OPERATION OF THE PROPERTIES OR ANY PART THEREOF.

          14.5.2. SELLER EXPRESSLY DISCLAIMS AND NEGATES, AND BUYER HEREBY WAIVES, (I) ANY REPRESENTATION OR WARRANTY WITH RESPECT TO THE QUALITY, QUANTITY OR VOLUME OF THE RESERVES, IF ANY, OF OIL, GAS OR OTHER HYDROCARBONS IN OR UNDER THE OIL AND GAS PROPERTIES; (II) ANY WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO THE QUALITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO SAMPLES, OR CONDITION OF ANY OF THE PROPERTIES OR ANY PART THERETO; AND (III) ALL REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, OTHER THAN THE EXPRESS REPRESENTATIONS CONTAINED IN THIS AGREEMENT.

          14.5.3. THE ITEMS OF PERSONAL PROPERTY, EQUIPMENT, IMPROVEMENTS, FIXTURES AND APPURTENANCES CONVEYED AS PART OF THE PROPERTIES ARE SOLD, AND BUYER ACCEPTS SUCH ITEMS "AS IS, WITH ALL FAULTS."

          14.5.4. THERE ARE NO WARRANTIES THAT EXTEND BEYOND THE FACE OF THIS AGREEMENT.

          14.5.5. BUYER ACKNOWLEDGES THAT THE WAIVERS IN THIS SECTION 14.5 ARE CONSPICUOUS.

    14.6. DTPA WAIVER. Buyer hereby waives the provisions of the Texas Deceptive Trade Practices Act, Chapter 17, Subchapter E, Sections 17.41 through 17.63, inclusive

(other than Section 17.555, which is not waived), of the Texas Business and Commerce Code. To evidence its ability to grant such waiver, Buyer represents to Seller that it (a) is in the business of seeking or acquiring, by purchase or lease, goods or services for commercial or business use, (b) has assets of $5 million or more according to its most recent financial statement prepared in accordance with generally accepted accounting principles, (c) has knowledge and experience in financial and business matters that enable it to evaluate the merits and risks of the transaction contemplated hereby and (d) is not in a significantly disparate bargaining position.

15. FURTHER ASSURANCES.

    15.1. GENERAL. After the Closing, Seller and Buyer shall execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such instruments and take such other action as may be necessary or advisable to carry out their obligations under this Agreement and under any exhibit, document, certificate or other instrument delivered pursuant hereto.

    15.2. FILINGS, NOTICES AND CERTAIN GOVERNMENTAL APPROVALS. Promptly after Closing Buyer shall (a) record the assignments of the Properties executed at the Closing in all applicable real property records, (b) send notices to vendors supplying goods and services for the Properties of the assignment of the Properties to Buyer and, if applicable, the designation of Buyer as the operator thereof, (c) actively pursue the unconditional approval by the Minerals Management Service and all other applicable governmental authorities of the assignment of the Properties to Buyer and the designation of Buyer as the operator thereof, and (d) actively pursue all other consents and approvals that may be required in connection with the assignment of the Properties to Buyer, and the assumption of the liabilities assumed by Buyer hereunder, and that shall not have been obtained prior to Closing. Buyer obligates itself to take any and all action required by the Minerals Management Service or any other regulatory agency in order to obtain such unconditional approval, including but not limited to, the posting of any and all bonds or other security that may be required in excess of its existing lease, pipeline or area-wide bond.

    15.3. LOGOS AND NAMES. As soon as practicable after the Closing, Buyer will remove or cause to be removed the names and marks used by Seller and all variations and derivatives thereof and logos relating thereto from the Properties.

16. ACCESS BY SELLER AFTER CLOSING. After the Closing Date, Seller and its authorized representatives shall have reasonable access (at Seller's sole cost and expense) during Buyer's normal business hours to (i) all books and records of Buyer pertaining to the Properties for periods prior to the Effective Date and (ii) the Properties for the purpose of prosecuting or defending claims, lawsuits or other proceedings, for audit purposes, or to comply with legal process, rules, regulations or orders of any governmental authority. Seller, at its sole expense, may copy such records that it deems appropriate. Buyer agrees to maintain such books and records for a minimum of six years after Closing.

17. NOTICES. All notices required or permitted under this Agreement shall be in writing and, (a) if by air courier, shall be deemed to have been given one Business Day after the date deposited with a recognized carrier of overnight mail, with all freight or other charges prepaid, (b) if by telecopier, shall be deemed to have been given when actually received, and (c) if mailed, shall be deemed to have been given three Business Days after the date when sent by registered or certified mail, postage prepaid, addressed as follows:

To Seller:          Bellwether Exploration Company
                    1221 Lamar, Suite 1600
                    Houston, Texas 77010

                    Attn: Roland E. Sledge
                    Telecopier: (713) 655-1866

To Buyer:           Jay Resources Corporation
                    One Houston Center
                    1221 McKinney, Suite 3100
                    Houston, Texas 77010

                    Attn: Reuven Hollo
                    Telecopier: 759-0360

"Business Day" shall mean a day other than Saturday or Sunday or any legal holiday for commercial banking institutions under the laws of the State of Texas.

18. ASSIGNMENT. Neither Seller nor Buyer may assign its rights or delegate its duties or obligations arising under this Agreement, in whole or in part, by operation of law or otherwise, before or after Closing, without the prior written consent of the other party. Buyer may assign its rights and delegate its duties or obligations to an affiliate of Buyer provided that Buyer provide to Seller evidence of the affiliate's financial condition, which evidence satisfies Seller, in Seller's sole discretion, that the affiliate can comply with all obligations of Buyer under this Agreement.

19. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Texas without giving effect to any principles of conflicts of laws. The validity of the various conveyances affecting the title to real property shall be governed and construed in accordance with the laws of the jurisdiction in which such property is situated. The representations and warranties contained in such conveyances and the remedies available because of a breach of such representations and warranties shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to the principles of conflicts of laws.

20. EXPENSES AND FEES. Whether or not the transactions contemplated by this Agreement are consummated, each of the parties hereto shall pay the fees and expense of its counsel, accountants and other experts incident to the negotiation and preparation of this Agreement and consummation of the transactions contemplated hereby. Buyer shall be responsible for the cost of all fees for the recording of transfer documents and any sales, transfer, stamp or other excise taxes resulting from the transfer of the Properties to Buyer. All other costs shall be borne by the party incurring such costs.

21. INTEGRATION. This Agreement, including the Exhibit, and the other agreements to be entered into by the parties under the provisions of this Agreement and the Confidentiality Agreement dated May 10, 1997, executed by Buyer and the Advisor (the "Confidentiality Agreement") set forth the entire agreement and understanding of the parties in respect of the transactions contemplated hereby and supersede all prior agreements, prior arrangements and prior understandings relating to the subject matter hereof.

22. WAIVER OR MODIFICATION. This Agreement may be amended, modified, superseded or cancelled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by a duly authorized officer of Buyer and Seller, or, in the case of a waiver or consent, by or on behalf of the party or parties waiving compliance or giving such consent. The failure of any party at any time or times to require performance of any provision of this Agreement shall not affect its right at a later time to enforce such provision. No waiver by any party of any condition, or of any breach of any covenant, agreement, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of any breach of any other covenant, agreement, representation or warranty.

23. HEADINGS. The Section headings contained in this Agreement are for convenient reference only and shall not in any way affect the meaning or interpretation of this Agreement.

24. INVALID PROVISIONS. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provi-sion shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement.

25. WAIVER OF JURY TRIAL. SELLER AND BUYER HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER LEGAL PROCEEDING BASED ON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN.

26. MULTIPLE COUNTERPARTS. This Agreement may be executed in a number of identical counterparts, each of which for all purposes is to be deemed an original, and all of which constitute, collectively, one agreement. In addition, this Agreement may be executed in a number of counterparts, any one of which may contain the execution of either Buyer or Seller, and all of such counterparts taken together shall constitute one completely executed original agreement.

27. PUBLIC ANNOUNCEMENTS. Buyer and Seller agree that prior to making any public announcement or statement with respect to the transaction contemplated by this Agreement, the party desiring to make such public announcement or statement shall consult with the other party hereto and exercise its best efforts to (a) agree upon the text of a joint public announcement or statement to be made by both Buyer and Seller or (b) obtain approval of the other party hereto the text of a public announcement or statement to be made solely by Seller or Buyer, as the case may be. Nothing contained in this section shall be construed to require either party to obtain approval of the other party hereto to disclose information with respect to the transaction contemplated by this Agreement to any state or federal governmental authority or agency to the extent required by applicable law or by any applicable rules, regulations or orders of any governmental authority or agency having jurisdiction or necessary to comply with disclosure requirements of the applicable stock exchange or any applicable securities laws.

28. ARBITRATION.

    28.1 BINDING ARBITRATION. On the request of any party hereto, whether made before or after the institution of any legal proceeding, any action, dispute, claim or controversy of any kind now existing or hereafter arising between any of the parties hereto in any way arising out of, pertaining to or in connection with this Agreement (a "Dispute") shall be resolved by binding arbitration in accordance with the terms hereof. Any party may, by summary proceedings, bring an action in court to compel arbitration of any Dispute.

   28.2. GOVERNING RULES. Any arbitration shall be administered by the American Arbitration Association (the "AAA") in accordance with the terms of this Section, the Commercial Arbitration Rules of the AAA, and, to the maximum extent applicable, the Federal Arbitration Act. Judgment on any award rendered by an arbitrator may be entered in any court having jurisdiction.

   28.3. ARBITRATORS. Any arbitration shall be conducted before one arbitrator. The arbitrator shall be a practicing attorney licensed to practice in the State of Texas who is knowledgeable in the subject matter of the Dispute selected by agreement between the parties hereto. If the parties cannot agree on an arbitrator within 30 days after the request for an arbitration, then any party may request the AAA to select an arbitrator. The arbitrator may engage engineers, accountants or other consultants that the arbitrator deems necessary to render a conclusion in the arbitration proceeding.

   28.4. Conduct of Arbitration. To the maximum extent practicable, an arbitration proceeding hereunder shall be concluded within 180 days of the filing of the Dispute with the AAA. Arbitration proceedings shall be conducted in Houston, Texas. Arbitrators shall be empowered to impose sanctions and to take such other actions as the arbitrators deem necessary to the same extent a judge could impose sanctions or take such other actions pursuant to the Federal Rules of Civil Procedure and applicable law. At the conclusion of any arbitration proceeding, the arbitrator shall make specific written findings of fact and conclusions of law. The arbitrator shall have the power to award recovery of all costs and fees to the prevailing party. Each party agrees to keep all Disputes and arbitration proceedings strictly confidential except for disclosure of information required by applicable law.

   28.5. COSTS OF ARBITRATION. All fees of the arbitrator and any engineer, accountant or other consultant engaged by the arbitrator, shall be paid by Buyer and Seller equally unless otherwise awarded by the arbitrator.

   29. LIABILITY. Each of the representations, warranties and covenants of Andrews Oil and Gas, Inc. ("Andrews") in this Agreement is made severally and only by

Andrews with respect to itself and its interest in the Properties. The liability of Andrews under or in connection with this Agreement shall be several and not joint.

EXECUTED as of the date first set forth above.

                           BUYER:

                           JAY RESOURCES CORPORATION


                           By: /s/ Reuven Hollo
                               --------------------------
                           Name: Reuven Hollo
                                -------------------------
                           Title: President
                                 ------------------------

                           SELLER:

                           BELLWETHER EXPLORATION COMPANY

                           By: /s/ J. Darby Sere
                               ---------------------------
                               J. Darby Sere, President


                           BLACK HAWK OIL COMPANY

                           By: /s/ J. Darby Sere
                               ----------------------------
                               J. Darby Sere, President

                            1988-II TEAI LIMITED PARTNERSHIP
                            By: BLACK HAWK OIL COMPANY
                                Its General Partner

                            By: /s/ J. Darby Sere
                                --------------------------------
                                 J. Darby Sere, President


                            1989-I TEAI LIMITED PARTNERSHIP
                            By: BLACK HAWK OIL COMPANY
                                Its General Partner

                            By:  /s/ J. Darby Sere
                                 -------------------------------
                                 J. Darby Sere, President

                            TEAI VIII-A LIMITED PARTNERSHIP
                            By: BLACK HAWK OIL COMPANY
                                Its General Partner

                            By: /s/ J. Darby Sere
                                ---------------------------------
                                 J. Darby Sere, President


                            TEAI OIL & GAS COMPANY


                            By: /s/ J. Darby Sere
                                ---------------------------------
                                 J. Darby Sere, President

                            ANDREWS OIL AND GAS, INC.




                            By: /s/ J. Darby Sere
                                -------------------------------
                                    J. Darby Sere, President

                                    ANNEX I

                            TITLE TO THE PROPERTIES

 1. DEFINITIONS. This Annex I incorporates the defined terms contained in the Agreement and also includes the following definitions:

    1.1. "Allocated Value" means the value allocated to each Oil and Gas Property as set forth on the Exhibit, reflecting the portion of the Purchase Price associated with each Oil and Gas Property.

    1.2. "Liens" means any encumbrance, lien, security interest, claim or burden.

    1.3. "Marketable Title" means, for the Title Properties, such title as (a) will enable Buyer, as Seller's successor in title, to receive from a particular Title Property at least the "Net Revenue Interest" for the Title Properties set forth on the Exhibit as being associated with such Title Property, without reduction, suspension or termination throughout the productive life of Wells located on such Oil and Gas Properties, except for any reduction, suspension or termination caused by Buyer, that arises as a result of Permitted Encumbrances or set forth in the Exhibit; (b) will obligate Buyer, as Seller's successor in title, to bear no greater "Working Interest" than the Working Interest for each of the Title Properties identified on the Exhibit as being associated with such Title Property, without increase throughout the productive life of such Well, except for any increase caused by Buyer, that arises as result of Permitted Encumbrances or set forth in the Exhibit; and (c) is free and clear of all Liens, except for Permitted Encumbrances.

    1.4. "Notice Date" means 12:00 noon (Houston time) on June 25, 1997.

    1.5. "Permitted Encumbrances" means (a) Liens securing payments to mechanics and materialmen, payments of taxes or claims arising by statute to secure or protect any other payment obligation that are, in each case, not yet delinquent or, if delinquent, are being contested in good faith in the normal course of business; (b) any matters disclosed on the Exhibit or in any agreement or instrument disclosed in the Exhibit; (c) Title Defects that Buyer fails to assert in accordance with the provisions of this Annex prior to the Notice Date; (d) consents to assignment by a governmental authority that are obtained by the Closing Date or that are customarily obtained after the consummation of transactions of the nature contemplated in this Agreement; and (e) other minor defects or irregularities of title affecting any portion of any Title Property that individually or in the aggregate do not materially interfere with the operation, value or use of any Title Property.

    1.6. "Title Defect" means any Lien, other than a Permitted Encumbrance or matter specifically waived by Buyer in writing, that is identified by Buyer on or before the Notice Date, and that renders title to a Title Property (or any portion thereof) less than Marketable Title.

    1.7. "Title Defect Amount" means, with respect to any reduction of the Net Revenue Interest set forth in the Exhibit for any Title Properties, an amount calculated by multiplying the reduction in Net Revenue Interest by the Allocated Value of such Oil and Gas Property; with respect to any increase in the Working Interest set forth in the Exhibit for any Title Properties, an amount calculated by multiplying the increase in the Working Interest by the lease operating and capital expense items as shown in the Reserve Report delivered by Albrecht & Associates as attached to the Letter of Intent over the life of such Title Properties; and with respect to any Title Defect that does not cause the Net Revenue Interest set forth in the Exhibit for Title Properties to decrease or cause the Working Interest set forth in the Exhibit for any Title Properties to increase, an amount determined by evaluating the portion of the Title Properties affected by such Title Defect, the legal effect of the Title Defect, and the potential economic effect of the Title Defect over the life of the Oil and Gas Property affected. The Title Defect Amount as to any particular Title Property, however, shall never exceed the Allocated Value therefor.

    1.8. "Title Properties" means those Properties listed on the Exhibit as Title Properties.

 2. TITLE PROCEDURE.

    2.1. NOTICE OF TITLE DEFECTS. On or before the Notice Date, Buyer shall notify Seller of any Title Defect discovered by Buyer affecting a Title Property. The notice shall be in writing and shall describe the alleged Title Defect, specify the Title Property affected and set forth Buyer's assessment of the Title Defect Amount.

    2.2. SELLER'S ELECTION TO CURE. Seller may notify Buyer in writing on or before the Closing Date that it elects to cure the alleged Title Defect. If Seller has elected to cure the Title Defect, then Seller shall use commercially reasonable efforts to cure such Title Defect during a period ending sixty days after Closing (the "Cure Period").

    2.3. UNCURED TITLE DEFECTS. If at the Closing Date, a Title Defect identified by Buyer pursuant to Section 2.1 of this Annex I remains uncured and Seller has not notified Buyer of its election to cure such Title Defect, then the Purchase Price to be paid at the Closing shall be reduced by an amount equal to the Title Defect Amount. There shall not be any reduction of the Purchase Price at Closing for any Title Defects that Seller has elected to cure or has disputed. If after the Cure Period, a Title Defect that Seller has elected to cure remains uncured, then the Purchase Price shall be reduced in the Final Settlement Statement by an amount equal to the Title Defect Amount.

 3. DISPUTE RESOLUTION. If a Dispute exists as to whether a matter referred to in any notice furnished by Buyer to Seller pursuant to Section 2.1 of this Annex I constitutes a Title Defect, whether a Title Defect has been cured, or the amount of any Title Defect Amount, either Buyer or Seller may request arbitration of such dispute pursuant to Section 28 of this Agreement.

                                    ANNEX II

                     ENVIRONMENTAL AND PHYSICAL ASSESSMENT

    1.1. DEFINITIONS. This Annex II incorporates the defined terms contained in the Agreement and also includes the following definitions:

         1.1.1. "Environmental Condition" as used herein means any condition relating to the Properties listed on the Exhibit that involves contamination of soil, air or water or the generation, storage or transportation of contaminants, pollutants, hazardous waste or hazardous substances.

         1.1.2. "Environmental Defect" means any Environmental Condition that violates any applicable law, regulation, ordinance, rule or order, and any material objection to the Physical Condition of the Properties, other than a matter specifically waived by Buyer in writing, that is identified by Buyer on or before the Environmental Notice Date.

         1.1.3. "Environmental Defect Amount" means the cost estimated in good faith by Buyer to remediate Environmental Defects.

         1.1.4. "Environmental Notice Date" means 12:00 noon (Houston time) on June 25, 1997.

         1.1.5. "Physical Condition" as used herein means any physical condition relating to the Properties listed on the Exhibit.

    1.2. ENVIRONMENTAL PROCEDURE.

         1.2.1. ENVIRONMENTAL INSPECTION. (a) Subject to the conditions set forth herein, Buyer or its designated representative(s) shall have access to the Properties of any Excluded Assets for the purpose of inspecting the Properties and conducting such tests, examinations, investigation and assessments as may be necessary or appropriate in Buyer's opinion to evaluate the Environmental Condition and the Physical Condition of the Properties. Buyer shall schedule such tests with Seller at least twenty-four hours prior to any testing and shall conduct such tests during normal business hours. A representative of Seller shall be available to Buyer during normal business hours for scheduled tests to enable Buyer or Buyer's representative(s) to perform the inspection and assessment of the Environmental

 Condition(s) and Physical Condition. Seller shall have the right to have its representative accompany Buyer or Buyer's representative(s) during such activities and shall have the right, at Seller's option, to split any samples taken by Buyer or Buyer's representative(s) during such activities. Buyer agrees to promptly provide to Seller all information obtained by Buyer regarding the Properties, including copies of any environmental assessments, all reports, data and conclusions whether prepared by the third party consultant(s) hired by Buyer or otherwise. Until Closing, Buyer and Seller shall keep any and all data or information acquired by all such examinations and results of all analyses of such data and information strictly confidential and shall not disclose same to any person or agency without prior written approval of the other unless disclosure of such data or information is required by law or by order of a court or agency, in which case, the party required to make such disclosure shall notify the other party as soon as reasonably possible and prior to such disclosure, so that the non-disclosing party may assert any legal rights to prevent disclosure. In the event Closing does not occur, the foregoing obligation of confidentiality shall survive Closing and continue after termination of this Agreement.

          1.2.2. NOTICE OF ENVIRONMENTAL DEFECTS. On or before the Environmental Notice Date, Buyer shall notify Seller of the existence and nature of any Environmental Defect affecting the Properties discovered by Buyer. The notice shall be in writing and shall describe the alleged Environmental Defect, including data and support thereof, and shall set forth Buyer's good faith assessment of the Environmental Defect Amount.

                                   ANNEX III

                             CERTIFICATE OF SELLER

 Pursuant to the Agreement for Purchase and Sale ("Agreement") dated June 9, 1997 by and between Bellwether Exploration Company and Black Hawk Oil Company, 1988-II TEAI Limited Partnership, 1989-I TEAI Limited Partnership, TEAI VIII-A Limited Partnership, TEAI Oil & Gas Company and Andrews Oil and Gas, Inc. (collectively, "Seller") and Jay Resources Corporation ("Buyer"), Seller hereby represents, warrants and affirms to Buyer as follows:

     l. Seller has performed and complied in all material respects with each of the covenants and conditions required by the Agreement to be performed or complied with by it before or at the time of execution of this Certificate; and

     2. Each of the representations and warranties made by Seller under the Agreement are true and correct as of the date hereof except for (i) changes specifically contemplated by the Agreement, (ii) inaccuracies in such representations and warranties deemed to be waived by Buyer pursuant to the terms of the Agreement and (iii) inaccuracies set forth in the Schedule attached to this Certificate.

 This Certificate is executed this ______ day of _________, 1997.

                                    BELLWETHER EXPLORATION COMPANY

                                    By: _____________________________
                                        J. Darby Sere, President

                                    BLACK HAWK OIL COMPANY

                                    By: _____________________________
                                        J. Darby Sere, President

                           1988-II TEAI LIMITED PARTNERSHIP
                           By: BLACK HAWK OIL COMPANY
                               Its General Partner


                           By:
                               ------------------------------
                               J. Darby Sere, President


                           1989-I TEAI LIMITED PARTNERSHIP
                           By: BLACK HAWK OIL COMPANY
                               Its General Partner

                           By:
                               ------------------------------
                               J. Darby Sere, President


                           TEAI VIII-A LIMITED PARTNERSHIP
                           By: BLACK HAWK OIL COMPANY
                               Its General Partner

                           By:
                               ------------------------------
                               J. Darby Sere, President


                           TEAI OIL & GAS COMPANY

                           By:
                               ------------------------------
                               J. Darby Sere, President

                          ANDREWS OIL & GAS, INC.


                          By:
                              ------------------------------
                              J. Darby Sere, President

                                   ANNEX IV

                             CERTIFICATE OF BUYER

Pursuant to the Agreement for Purchase and Sale ("Agreement") by and between Bellwether Exploration Company, Black Hawk Oil Company, 1988-II TEAI Limited Partnership, 1989-I TEAI Limited Partnership, TEAI VIII-A Limited Partnership, TEAI Oil & Gas Company and Andrews Oil and Gas, Inc. (collectively, "Seller"), and Jay Resources Corporation ("Buyer"), Buyer hereby represents, warrants and affirms to Seller as follows:

       1. Buyer has performed and complied in all material respects with each of the covenants and conditions required by the Agreement to be performed or complied with by it before or at the time of execution of this Certificate; and

       2. Each of the representations and warranties made by Buyer under the Agreemetn are true and correct as of the date hereof except for (i) changes specifically contemplated by the Agreement, (ii) inaccuracies in such representations and warranties deemed to be waived by Seller pursuant to the terms of the Agreement and (iii) inaccuracies set forth in the Schedule attached to this Certificate.

       This Certificate is executed this _____ day of __________, 1997.


                                           JAY RESOURCES CORPORATION



                                           By:
                                               -------------------------------
                                                       Authorized Officer

                                    ANNEX V


                          ASSIGNMENT AND BILL OF SALE



THE STATE OF TEXAS



COUNTY OF ________



This Assignment and Bill of Sale ("Assignment") is executed and delivered by Bellwether Exploration Company, a Delaware corporation, Black Hawk Oil Company, a Delaware corporation, 1988-II TEAI Limited Partnership, a Texas limited partnership, 1989-I TEAI Limited Partnership, a Texas limited partnership, TEAI VIII-A Limited Partnership, a Texas limited partnership, TEAI Oil & Gas Company, a Delaware corporation, and Andrews Oil and Gas, Inc., a ________ corporation (collectively, "Assignor"), to Jay Resources Corporation, a Texas corporation ("Assignee").

Assignor, for valuable considerations, the receipt and sufficiency of which are hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee all of Assignor's interests in and to the following properties, other than the Excluded Assets (the "Properties"):

     A. OIL AND GAS PROPERTIES. All leasehold interests, mineral interests, net profits interests, overrides or other interests or operating rights in the oil and gas leases as set forth in the Agreement (as herein defined) (the "Oil and Gas Properties").

     B. WELLS. All oil, condensate or natural gas wells and water and other types of injection wells located on the Oil and Gas Properties, whether producing, operating, shut-in or temporarily abandoned.

     C. SEVERED SUBSTANCES. All severed crude oil, natural gas, casinghead gas, drip gasoline, natural gasoline, petroleum, natural gas liquids, condensate, products, liquids and other hydrocarbons and other minerals or materials of every kind and description produced from the Oil and Gas Properties and either
(a) in storage tanks on the Effective Date, (b) in pipelines on the Effective Date or (c) sold on or after the Effective Date (the "Substances").

     D. SURFACE CONTRACTS. All right-of-way agreements or other agreements relating to the use or ownership of surface properties that are used or held for use for flow lines in connection with the production of Substances from the Oil and Gas Properties. including the rights-of-way agreements and other agreements described in the Exhibit.

     E. EQUIPMENT. All equipment, fixtures and physical facilities of every type and description located on the Oil and Gas Properties.

     F. INFORMATION AND DATA. All title opinions, lease and land files, filings with and reports to regulatory agencies, gas and sales contract files, division order files and other books, files and records to the extent that they are directly related to Oil and Gas Properties and the transfer thereof is not prohibited by existing contractual obligations.

     G. CONTRACTS. All contracts and arrangements that directly relate to the Properties and the production, storage, treatment, transportation, processing, purchase, sale, disposal or other disposition of Substances therefrom and any and all amendments, ratifications or extensions of the foregoing, to the extent that any of the foregoing relate to periods on or after the Effective Date (the "Contracts"), and all rights to make claims and receive proceeds under any insurance policy held by or on behalf of Assignor in connection with the Properties for any claim that arises from the Effective Date through the Closing Date in connection with the Properties.

     H. PERMITS. All franchises, licenses, permits, approvals, consents, certificates and other authorizations and other rights granted by governmental authorities and all certificates of convenience or necessity, immunities, privileges, grants and other rights, that relate to the Properties or the ownership or operation of any thereof, including, without limitation, the permits described in the Exhibit.

As used herein, "Excluded Assets" means (a) Assignor's and Torch Operating Company's operating rights in and to the oil and gas leases described in the Exhibit; (b) all trade credits and all accounts, instruments and general intangibles (as such terms are defined in the Texas Uniform Commercial Code) attributable to the Properties with respect to any period of time prior to the Effective Date; (c) all claims and causes of action of Assignor (i) arising from acts, omissions or events, or damage to or destruction of property, occurring prior to the Effective Date, (ii) arising under or with respect to any of the Contracts that are attributable to periods of time prior to the Effective Date (including claims for adjustments or refunds), or (iii) with respect to any of the Excluded Assets; (d) all rights and interests of Assignor (i) under any policy or agreement of insurance or indemnity, (ii) under any bond, or (iii) to any insurance or condemnation proceeds or awards arising, in each case, from acts, omissions or events, or damage to or destruction of property, occurring prior to the Effective Date; (e) all Substances produced and sold from the Oil and Gas Properties with respect to all periods prior to the Effective Date, together with all proceeds from or of such Substances; (f) claims of Assignor for refunds of or loss carry forwards with respect to (i) production or any other taxes attributable to any period prior to the Effective Date, (ii) income or franchise taxes, or (iii) any taxes attributable to the Excluded Assets; (g) all amounts due or payable to Assignor as adjustments to insurance premiums related to the Properties with respect to any period prior to the Effective Date; (h) all proceeds, income or revenues (and any security or other deposits made) attributable to (i) the Properties for any period prior to the Effective Date, or (ii) any Excluded Assets; (i) all personal computers and associated peripherals and all radio and telephone equipment; (j) all of Assignor's proprietary computer software, patents, trade secrets, copyrights, names, trademarks, logos and other intellectual property;
(k) all of Assignor's interpretations of geological and geophysical data; (l) all documents and instruments of Assignor that may be protected by an attorney-client privilege; (m) data that cannot be disclosed or assigned to Assignee as a result of confidentiality arrangements under agreements with persons unaffiliated with Assignor; (n) all audit rights arising under any of the Contracts or otherwise with respect to any period prior to the Effective Date or to any of the Excluded Assets; and (o) all (i) agreements and correspondence between Assignor and Torch Energy Advisors Incorporated and any affiliates thereof (the "Advisor") relating to the transactions contemplated in this Agreement, (ii) lists of prospective purchasers for such transactions compiled by either Assignor or the Advisor, (iii) bids submitted by other prospective purchasers of the Properties, (iv) analyses by Assignor or the Advisor of any bids submitted by any prospective purchaser. (v) correspondence between or among Assignor or Advisor, or either of their respective representatives, and any prospective purchaser other than Assignee, and (vi) correspondence between Assignor or Advisor or any of their respective representatives with respect to any of the bids, the prospective purchasers, the engagement or activities of the Advisor or the transactions contemplated in this Agreement.

TO HAVE AND TO HOLD all and singular the Properties, together with all rights, titles, interests, estates, remedies, powers and privileges "hereunto appertaining unto Assignee and their respective successors, legal representatives and assigns forever, subject to the Permitted Encumbrances (as defined in the Agreement for Purchase and Sale dated June 9, 1997, between Assignee and Assignor (the "Agreement")). Assignor hereby binds itself, its successors, legal representatives and assigns, to warrant and forever defend the Properties unto Assignee, their respective successors, legal representatives and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Assignor, but not otherwise.

In accordance with the terms of the Agreement, Assignee has assumed certain obligations and liabilities. A complete description of the obligations of Assignee are contained in the Agreement, and all such obligations are binding on the successors and assigns of Assignee.

This Assignment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same Assignment.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed on this, the _______ day of ________, 1997. This Assignment shall be effective at 7:00 a.m. at the location of the Properties on April 1, 1997 (the "Effective Date").



                             ASSIGNOR:

                             BELLWETHER EXPLORATION COMPANY



                             By:__________________________________________
                             Name:________________________________________
                             Title:_______________________________________


                             BLACK HAWK OIL COMPANY


                             By:__________________________________________
                             Name:________________________________________
                             Title:_______________________________________

                             1988-II TEAI LIMITED PARTNERSHIP
                             By: BLACK HAWK OIL COMPANY
                                 Its General Partner


                             By:__________________________________________
                             Name:________________________________________
                             Title:_______________________________________


                             1989-I TEAI LIMITED PARTNERSHIP
                             By: BLACK HAWK OIL COMPANY
                                 Its General Partner


                             By:__________________________________________
                             Name:________________________________________
                             Title:_______________________________________


                             TEAI VIII-A LIMITED PARTNERSHIP
                             By: BLACK HAWK OIL COMPANY
                                 Its General Partner

                             By:__________________________________________
                             Name:________________________________________
                             Title:_______________________________________

                             TEAI OIL & GAS COMPANY



                             By:__________________________________________
                             Name:________________________________________
                             Title:_______________________________________


                             ANDREWS OIL AND GAS, INC.


                             By:__________________________________________
                             Name:________________________________________
                             Title:_______________________________________



                             ASSIGNEE:

                             JAY RESOURCES CORPORATION


                             By:__________________________________________
                             Name:________________________________________
                             Title:_______________________________________




     Address of Assignor:              Address of Assignee:

     1221 Lamar, Suite 1600            1221 McKinney, Suite 3100
     Houston, Texas 77010              Houston, Texas 77010

STATE OF TEXAS   (S)
                 (S)
COUNTY OF HARRIS (S)



This instrument was acknowledged before me on _______, 1997, by _______, _______ of Bellwether Exploration Company, a Delaware corporation, on behalf of said corporation.


                                __________________________________________
                                Notary Public in and for
                                The State of Texas
                                Name:_____________________________________
                                My Commission Expires:____________________



STATE OF TEXAS   (S)
                 (S)
COUNTY OF HARRIS (S)

This instrument was acknowledged before me on _______, 1997, by ________, ________ of Black Hawk Oil Company, a Delaware corporation, on behalf of said corporation.


                                __________________________________________
                                Notary Public in and for
                                The State of Texas
                                Name:_____________________________________
                                My Commission Expires:____________________

STATE OF TEXAS   (S)
                 (S)
COUNTY OF HARRIS (S)



This instrument was acknowledged before me on ___________, by ___________, ________ of Black Hawk Oil Company, a Delaware corporation, on behalf of said corporation, as general partner of 1988-II TEAI Limited Partnership, a Texas limited partnership.


                                __________________________________________
                                Notary Public in and for
                                The State of Texas
                                Name:_____________________________________
                                My Commission Expires:____________________



STATE OF TEXAS   (S)
                 (S)
COUNTY OF HARRIS (S)

This instrument was acknowledged before me on _______________, 1997, by ______________, _________ of Black Hawk Oil Company, a Delaware corporation, on behalf of said corporation, as general partner of 1989-I TEAI Limited Partnership, a Texas limited partnership.


                                __________________________________________
                                Notary Public in and for
                                The State of Texas
                                Name:_____________________________________
                                My Commission Expires:____________________

STATE OF TEXAS   (S)
                 (S)
COUNTY OF HARRIS (S)

This instrument was acknowledged before me on __________, 1997, by _______________, __________ of Black Hawk Oil Company, a Delaware corporation, on behalf of said corporation, as general partner of TEAI VIII-A Limited Partnership, a Texas limited partnership.


                                __________________________________________
                                Notary Public in and for
                                The State of Texas
                                Name:_____________________________________
                                My Commission Expires:____________________


STATE OF TEXAS   (S)
                 (S)
COUNTY OF HARRIS (S)

This instrument was acknowledged before me on _____________, 1997, by _________, ___________ of TEAI Oil & Gas Company, a Delaware corporation, on behalf of said corporation.


                                __________________________________________
                                Notary Public in and for
                                The State of Texas
                                Name:_____________________________________
                                My Commission Expires:____________________

STATE OF TEXAS   (S)
                 (S)
COUNTY OF HARRIS (S)

This instrument was acknowledged before me on __________, 1997, by ________, ____________ of Andrews Oil and Gas, Inc., a Texas corporation, on behalf of said corporation.


                                __________________________________________
                                Notary Public in and for
                                The State of Texas
                                Name:_____________________________________
                                My Commission Expires:____________________


STATE OF TEXAS   (S)
                 (S)
COUNTY OF HARRIS (S)

This instrument was acknowledged before me on____________, 1997, by ________, ______________ of Jay Resources Corporation, a Texas corporation, on behalf of said corporation.


                                __________________________________________
                                Notary Public in and for
                                The State of Texas
                                Name:_____________________________________
                                My Commission Expires:____________________

                                  THE EXHIBIT
                      TO AGREEMENT FOR PURCHASE AND SALE
                                BY AND BETWEEN
                        BELLWETHER EXPLORATION COMPANY
                                      AND
                           JAY RESOURCES CORPORATION



     PART I -  OIL AND GAS PROPERTIES, WORKING INTERESTS, NET
               REVENUE INTERESTS AND ALLOCATED VALUES

     PART II - LITIGATION AND CLAIMS

     PART IV-  TOC OPERATED PROPERTIES

     PART V -  TITLE PROPERTIES

                                 EXHIBIT PART I

   OIL AND GAS PROPERTIES, WORKING INTERESTS, NET REVENUE INTERESTS AND ALLOCATED VALUE

30-Jun-97



         PROPERTY NAME                 WORKING INTEREST    NET REVENUE INTEREST     TITLE PROPERTY     ALLOCATED VALUE
--------------------------------       ----------------    --------------------     --------------     ---------------
COLUMBIA COUNTY, AR

     FIELD-WALKER CREEK

     Walker Crk Un Bodcaw 1A                 0.0000000                0.0034179          No
     Walker Crk Un Bodcaw Un 2               0.0019531                0.0016022         Yes                $  l,527.00
     Walker Crk Un Bodcaw Un 3               0.0019531                0.0016022         Yes                $  1,743.00
     Walker Crk Un Bodcaw Un 4               0.0000000                0.0012417         Yes                $     14.00
     Walker Crk Un Burton Es 1               0.1250000                0.1032447         Yes                $ 79,898.00
     Walker Crk Un Jack Un 1                 0.0093750                0.0082031         Yes                $  8,212.00
     Walker Crk Un Shirey Un 1               0.0130200                0.0107422         Yes                $  5,662.00
     Walker Crk Un Stuart Un 2               0.0774037                0.0646307         Yes                $ 63,893.00

LAFAYETTE COUNTY, AR

     FIELD-WALKER CREEK

     Walker Creek Ut                         0.0085518                0.0066014         Yes                $      0.00
     Walker Crk Un Boyette 1                 0.0452400                0.0375529         Yes                $  3,587.00
     Walker Crk Un Burton Un 1               0.0208330                0.0176595         Yes                $ 20,097.00
     Walker Crk Un Helms Un 1                0.0208330                0.0176595         Yes                $ 20,183.00
     Walker Crk Un Hughes Un 1               0.0208330                0.0176595         Yes                $ 19,060.00
     Walker Crk Un Ipco Un 2                 0.0140627                0.0123047         Yes                $ 11,756.00
     Walker Crk Un Kasek Un 1                0.0104767                0.0084237         Yes                $ 11,007.00
     Walker Crk Un Umphries 1                0.0208330                0.0182295         Yes                $ 23,281.00
     Walker Crk Un Whitehead l               0.0208330                0.0176595         Yes                $ 18,916.00

ACADIA PARISH, LA

     FIELD-IOTA

     Iota Nonion Struma Sd Un                0.2274898                0.1706364         Yes                $123,796.00

CAMERON PARISH, LA

     FIELD-CAMERON

     Burton WT Ind # 1                       0.2143154                0.1553787         No                 $      0.00

IBERIA PARISH, LA

     FIELD-WEEKS ISL

     Myles 28                                0.0004677                0.0002830         No                 $      0.00
     Provost # 4                             0.0024592                0.0022895         No                 $ 18,504.00
     Provost # 4D()                          0.0024592                0.0022895         No                 $  9,627.00


     PROPERTY NAME                      WORKING INTEREST    NET REVENUE INTEREST     TITLE PROPERTY     ALLOCATED VALUE
--------------------------------        ----------------    --------------------     --------------     ---------------
     Provost Cyr # 1                          0.0001597                0.0022428          No                $ 12,861.00
     Provost Cyr # ID()                       0.0001001                0.0022895          No                $    699.00
     Provost Cyr # 3                          0.0037834                0.0022895          No                $  7,855.00
     Provost Cyr #3                           0.0000194                0.0023055          No                $  7,855.00
     Provost Cyr #3D()                        0.0024592                0.0022895          No                $ 15,147.00
     Provost Cyr # 5                          0.0024592                0.0022895          No                $ 13,818.00
     Provost Cyr # 6                          0.0024592                0.0022895          No                $      0.00
     Provost Cyr #8S                          0.0023994                0.0011455          No                $      0.00
     Rainold # 2                              0.0035918                0.0024190          No                $      0.00
     Shell Smith State Un C #7                0.0003011                0.0002066          No                $      0.G0
     Shell Smith State Un E #7                0.0000000                0.0000177          No                $    426.00
     Smith # 7 SWD                            0.0024400                0.0000000          No                $      0.00
     Smith Heirs # 2                          0.0032196                0.0000000          No                $      0.00
     Smith Heirs # 3                          0.0035918                0.0028313          No                $      0.00
     Smith Heirs # 6                          0.0035886                0.0023518          No                $      0.00
     Smith State Un C #12                     0.0004677                0.0002830          No                $      0.00

JEFFERSON PARISH, LA

     FIELD-PONTCHARTRAIN W BLK 41-OB

     S/L 4041 # 2D                            0.0329690                0.0274740          No                $      0.00
     Wlpe Blk 41                              0.0250240                0.0208540          No                $ 20,889.00

LIVINGSTON PARISH, LA

     FIELD-LOCKHART CROSSING

     Barnett Heirs # 4 & 4D                   0.0895500                0.0701971          No
     Buckel Davidson # 1                      0.0823887                0.0508313          No                $      0.00
     LKTX WX 1 RASU                           0.0358570                0.0300028          No                $ 40,813.00
     Lockhart Crossing Fac                    0.0117698                0.0000000          No                $ 18,267.00

OFFSHORE PARISH, LA

     FIELD-EUGENE ISL BLK 45 (EI 43)

     OCS-G-3148                               0.1888175                0.1573478          No                $ 43,522.00

     FIELD-EUGENE ISL SA BLK 273

     OCS-G-0987                               0.0538282                0.0448570          No

     FIELD-S MRSH IS SA BLK 142

     OCS-G-1217 SMI 142/143 Un                0.0607690                0.0456439         Yes                $300,000.00
     OCS-G-1217 SMI 143 Non-Un                0.1178464                0.0982053          No                $650,000.00

     FIELD-VERMILION BLK 68

     OCS-G-8662 # 1                           0.0000000                0.0199283          No

     FIELD-VERMILION BLK 84

     PROPERTY NAME                      WORKING INTEREST    NET REVENUE INTEREST     TITLE PROPERTY     ALLOCATED VALUE
--------------------------------        ----------------    --------------------     --------------     ---------------
     OCS-G-3124 #A-1                          0.7684643                0.6403867           No               $205,254.00
     OCS-G-3124 #A-2                          0.7684643                0.6403867           No               $      0.00
     OCS-G-3124 #A-3                          0.7684643                0.6403867           No               $      0.00
     OCS-G-3124 #A-4                          0.7684643                0.6403867           No               $      0.00

     Field-Vermilion SA Blk 277

     OCS-G-3398                               0.0000000                0.0031954           No

     Field-Vermilion SA BLk 287

     OCS-G-3137                               0.0000000                0.0064330           No               $ 36,840.00
     Field-W Cameron SA Blk 463
     OCS-G4093                                0.1297440                0.1081200           No               $ 28,270.00
     OCS-G4093 #A-2                           0.1297440                0.1081200           No

PLAQUEMINES PARISH, LA

     Field-Garden Isl Bay
     Garden Isl Facility                      0.1535912                0.0000000           No               $      0.00
     S/L 3942 # 1                             0.1358735                0.1039346          Yes               $ 83,710.00
     S/L 8063 # 1 SWD                         0.1518710                0.0000000           No               $      0.00
     S/L 8063 # 3                             0.1570312                0.1191365           No               $  6,747.00
     S/L 8063 # 4                             0.1678689                0.1253821           No               $ 68,724.00
     Field-Stella
     Hero # 2                                 0.4932813                0.3933540          Yes               $238,721.00
     Hero # 3                                 0.4932813                0.3933540          Yes               $205,704.00
     Hero # 4                                 0.4932813                0.3933540          Yes               $105,595.00
     Hero SWD # 1                             0.5011638                0.0000000           No               $      0.00
     Hero SWD # 2                             0.5011638                0.0000000           No               $      0.00

ST HELENA PARISH, LA

     Field-Greensburg
     Carter # 2                               0.0212798                0.0154329           No               $  4,583.00
     Freiler # 2D                             0.0370186                0.0261003           No               $      0.00
     H&H Billups # 1A                         0.0027403                0.0019182           No               $      0.00
     Pritchett # 1                            0.0282111                0.0222499           No               $  9,661.00
     Riggs # 1                                0.0296248                0.0229242           No               $      0.00
     Riggs # 2                                0.0296248                0.0232988           No               $      0.00
     Riggs # 4                                0.0296248                0.0000000           No               $      0.00
     Riggs # 5                                0.0313321                0.0237449           No               $  2,161.00
     Riggs Robert # 6                         0.0296248                0.0232988           No               $ 19,768.00
     Stephens # 1                             0.0293396                0.0218488           No               $     51.00
     Turnipseed Charlotte # 1                 0.0320527                0.0245443           No               $      0.00

ST MARY PARISH, LA

     PROPERTY NAME                      WORKING INTEREST    NET REVENUE INTEREST     TITLE PROPERTY     ALLOCATED VALUE
--------------------------------        ----------------    --------------------     --------------     ---------------
     FIELD-FRANKLIN E
     Bailey F F # 1                           0.1158416                0.0834059            No              $ 90,725.00

TERREBONNE PARISH, LA

     FIELD-FOUR LEAGUE BAY

     LL&E # 1                                 0.0946667                0.0658880           Yes              $110,117.00
     LL&E # Fl                                0.0000000                0.0007644            No              $    613.00
     S/L 9414 # 1D                            0.1264000                0.1011676            No              $ 19,219.00
     S/L 9414 # 2 D()                         0.1175258                0.0851986            No              $ 16,016.00
     SIL 9414 # 3                             0.1246836                0.0915457            No              $      0.00
     S/L 9414 # 4                             0.1420001                0.1020519            No              $ 32,071.00
     S/L 9414 # 5                             0.1420001                0.1063296           Yes              $114,597.00
     State Lease 9414 # 3 (SWD)               0.1283000                                     No              $      0.00

     FIELD-HUMPHREYS

     Blanchard Joseph # 1                     0.0244775                0.0184757            No              $ 13,597.00

     FIELD-LAKE BOUDREAUX

     S/L 13211 # 2                            0.2125000                0.1583125           Yes              $273,636.00

     FIELD-MONTEGUT

     MTG TEX W SU Southshore 2                0.0442000                0.0322660           Yes              $ 48,094.00
     Waterford (MTG TEX W-4 RC SUA)           0.1722500                0.1257425            No

VERMILION PARISH, LA

     Field-Parcperdue
     Broussard # 2                            0.0175784                0.0135900            No              $      0.00
     Broussard # 1                            0.0234632                0.0197206            No              $      0.00
     Duhon # 1D                               0.0075698                0.0052620            No              $      0.00
     Greene # 1                               0.0243175                0.0319358            No              $      0.00
     Greene S&K # 3                           0.0231794                0.0278939            No              $    835.00
     Herpin # 1                               0.0190606                0.0149254            No              $      0.00
     Leblanc # 1                              0.0214633                0.0233623            No              $ 27,179.00
     Leblanc # 2                              0.0215086                0.0151980            No              $      0.00
     Leblanc # 3                              0.0215086                0.0151980            No              $      0.00
     Richard # 1-Vermilion                    0.0144914                0.0173612            No              $      0.00

     FIELD-WRIGHT

     Abshire # 1                              0.7684643                0.6355894           Yes              $711,892.00
     Meaux Eratha Broussard SWD               0.7684643                                     No              $      0.00

ARENAC, MI

     FIELD-AU GRES

     Au Gres 1-11A                            0.7500000                0.0000000            No              $      0.00


     PROPERTY NAME                      WORKING INTEREST    NET REVENUE INTEREST     TITLE PROPERTY     ALLOCATED VALUE
--------------------------------        ----------------    --------------------     --------------     ---------------
     Au Gres 1-12                             0.4926993                0.3668621            No              $ 49,568.00
     Au Gres 2-12                             0.3621933                0.0000000            No              $      0.00
     State Sims 1-7                           0.5258261                0.3986000            No              $      0.00
     State Sims 2-7                           0.3562500                0.2700412            No              $ 35,994.00

IOSCO, MI

     FIELD-NATIONAL CITY
     State Sherman 1-16                       0.2000000                0.1341549            No              $  9,253.00

HINDS COUNTY, MS

     FIELD-UTICA

     Caldwell l4-6 # 1                        0.1968750                0.1493086            No              $      0.00
     Hammond l5-7 # 1                         0.1971596                0.1474849            No              $ 16,155.00
     Morrison 10-16 # 1                       0.1974363                0.1479250            Yes             $212,355.00
     Utica II Gas Plant & Pipe                0.1970000                0.1970000            No              $ 11,179.00

LAWRENCE COUNTY, MS

     FIELD-TOPEKA

     Federal Land Bank 6-1                    0.0059418                0.0043451            No              $    869.00
     Lambert A E # 1                          0.0087786                0.0062626            No              $  3,118.00

LINCOLN COUNTY,.MS

     FIELD-HURRICANE LAKE E

     Fauver J A Un # 1                        0.3531312                0.2976468            Yes             $ 78,729.00

RICHLAND COUNTY, MT

     FIELD-NOHLY

     Cayko # 2                                0.0146921                0.0122610            No              $  9,218.00
     Cayko # 3                                0.0146910                0.0121138            No              $  2,300.00
     Cayko 34-41                              0.0058771                0.0048624            No              $  2,539.00
     Filler 1-26                              0.0061021                0.0049325            No              $  7,037.00
     Filler 26-13                             0.0058770                0.0049040            No              $  2,147.00
     Filler 26-32                             0.0114460                0.0339851            No              $  8,195.00
     Nohly # 1                                0.0058770                0.0049040            No              $  3,425.00
     Nohly # 2                                0.0058771                0.0049046            No              $  l,789.00
     Nohly # 3F                               0.0036272                0.0030701            No              $    784.00

     Rasmussen 1-22                           0.0000514                0.0000425            No              $     17.00
     Rasmussen 1-27                           0.0030510                0.0024663            No              $  l,482.00

TUSCARAWAS COUNTY, OH

     FIELD-FARM E.

     Snyder J # 1                             0.0000000                0.1250000            No
BEAVER COUNTY, OK

     PROPERTY NAME                     WORKING INTEREST     NET REVENUE INTEREST   TITLE PROPERTY     ALLOCATED VALUE
------------------------------------   ----------------     --------------------   --------------     ---------------
     FIELD-DOMBEY
     Cleo B # 1                               0.1250000                0.1093750          No              $  l,380.00
     FIELD-MOCANE-LAVERNE GAS AR
     Barby 1-36                               0.0078125                0.0056836          No              $    358.00
BECKHAM COUNTY, OK
     FIELD-CARTER N
     Chandler Cruz 1-4                        0.1374610                0.0057417          No
     FIELD-ELK CITY
     Harmon 1-17                              0.0000000                0.0001460          No
     Harmon 2-17                              0.0249730                0.0003110          No
     Harmon 3-17                              0.0000000                0.0011180          No
     Mikles 1-12                              0.0615234                0.0455273          No              $ 25,864.00
     Music 1-23                               0.0468366                0.0351275          No              $  8,417.00
     Music 3-24                               0.0712448                0.0561255          No              $ 19,785.00
BLAINE COUNTY, OK
     FIELD-CANTON
     Demoss A 1-7                             0.1642512                0.1374408          No
     Gerlach 1-11                             0.2000000                0.1700010          No
     Striking 1-18                            0.2023913                0.1730446          No
     FIELD-CANTON S
     Okeene Gas Plant                         0.0307850                0.0000000          No              $  2,334.00
CADDO COUNTY, OK
     FIELD-ANADARKO
     Verma 1-34                               0.0054857                0.0045750          No              $  8,401.00
     FIELD-EAKLY-WEATHERFORD TREND-O
     McGlone 1-35                             0.0359420                0.0281443          No
CANADIAN COUNTY, OK
     FIELD-UNION CITY
     Schieber 1-21                            0.3333333                0.2804843         Yes              $ 45,656.00
     Schieber 2-21                            0.3333000                0.2804840         Yes              $204.254.00
     White Farms A 1-4 & 2-4                  0.0466580                0.0429994          No              $ 18,183.00
     White Farms A 3                          0.0491798                0.0467014          No              $ 21,081.00
     FIELD-WATONGA-CHICKASHA TREND-O
     Inez 1-30                                0.2343800                0.1794433         Yes              $ 13,224.00
     Kephart 2-20                             0.2999311                0.2509738          No
     Kephart 2-20                             0.2999311                0.2509738          No              $      0.00
     Kephart 1-20                             0.2999311                0.2509738          No              $      0.00

     PROPERTY NAME                     WORKING INTEREST     NET REVENUE INTEREST   TITLE PROPERTY     ALLOCATED VALUE
------------------------------------   ----------------     --------------------   --------------     ---------------
     Red Sage 1-30                            0.2343750                0.1794433         Yes              $ 83,286.00
CUSTER COUNTY, OK
     FIELD-ANADARKO (STAFFORD NR.)
     Snider 1-36                              0.5112492                0.3902194         Yes              $ 89,863.00
     FIELD-CANUTE N
     Elliott 1-16                             0.0594987                0.0406567          No              $ 24,887.00
     Elliott 2-16                             0.0556484                0.0395547          No              $ 15,692.00
     Elliott 3-16                             0.0925794                0.0663340          No              $      0.00
     Kephart 1-17                             0.1146048                0.0904388         Yes              $  6,179.00
     Kephart 1-20                             0.1230780                0.0933820          No              $ 25,714.00
     Kephart 2-20                             0.1250227                0.0955941          No
     Kephart 2-20                             0.1250227                0.0955941          No              $      0.00
     Libby Hoover 1-17                        0.1494095                0.1179119         Yes              $ 62,015.00
     Preston 1-18                             0.0389857                0.0306952          No              $ 31,131.00
     FIELD-INDIANAPOLIS
     Schapansky 1-32                          0.3378602                0.2505888         Yes              $ 33,815.00
     Williams 1-31                            0.1570802                0.1203523          No              $      0.00
     Williams 2-31                            0.1570801                0.1203524          No              $ 19,049.00
     FIELD-MOOREWOOD NE
     Broadbent 1-25                           0.1261714                0.1077000         Yes              $ 58,355.00
     Hutcheson 1-22                           0.0372255                0.0313875          No              $  5,912.00
     Hutcheson 2-22                           0.0475771                0.0403875          No              $  7,616.00
     Hutcheson 3-22                           0.0372260                0.0313875          No              $  5,214.00
     Moseley 1-25                             0.0987430                0.0837000          No              $ 73,009.00
     Moseley 2-25                             0.0987429                0.0837000          No              $  5,810.00
     Moseley 5-25                             0.0987430                0.0837000         Yes              $ 25,984.00
     Moseley 7-25                             0.0987430                0.0837000         Yes
     Moseley Emma 1-22                        0.0372260                0.0313875          No              $  3,851.00
     Touchstone 1-14                          0.1152000                0.0976501          No              $ 10,853.00
     Touchstone 2-14                          0.1317340                0.1114177          No              $ 14,653.00
     Touchstone 3-14                          0.1477571                0.1246598         Yes              $ 29,604.00
     FIELD-WEATHERFORD
     Frizzell A 1-32                          0.0771429                0.0655712         Yes              $ 66,833.00
DEWEY COUNTY, OK
     Field-Putnam
     Craig 1-35                               0.1431675                0.1213568         Yes              $ 53,283.00
ELLIS COUNTY, OK

     PROPERTY NAME                     WORKING INTEREST     NET REVENUE INTEREST   TITLE PROPERTY     ALLOCATED VALUE
------------------------------------   ----------------     --------------------   --------------     ---------------
     FIELD-HIGGINS S
     Fox 1-10                                 0.0625000                0.0468750          No              $      0.00
GRADY COUNTY, OK
     FIELD-MIDDLEBURG SE (AMBER NE)
     Crosswhite 1-24                          0.2299626                0.1701723         Yes              $ 68,945.00
     Shockey 2-25                             0.1561842                0.1154771          No              $  6,083.00
     FIELD-NORGE SW
     Methvin 1-12                             0.4108255                0.3371687         Yes              $ 69,142.00
     Methvin 2-12                             0.4035628                0.3316088          No              $    273.00
KINGFISHER COUNTY, OK
     FIELD-EDMOND W
     Koller A # 1                             0.1875000                0.1504687          No              $  6,986.00
     Tharp 1-29                               0.1875000                0.1504687          No              $  l,550.00
     FIELD-OKARCHE N
     Annuschat 1-11                           0.0720469                0.0542153          No              $  2,556.00
     Ellis 1- 1                               0.3047063                0.2498593         Yes              $ 53,141.00
     Petty 1- 7                               0.4422537                0.3307819          No              $ 12,745.00
     Senn 1-6                                 0.2502435                0.1876826          No              $      0.00
     Snow 1- 5                                0.4422537                0.3299128         Yes              $ 24.106.00
     Vogt Retha 1-11                          0.2325469                0.1749924          No              $  8,363.00
     FIELD-SOONER TREND
     Themer 10-2                              0.8717898                0.6974319         Yes              $ 40,188.00
LATIMER COUNTY, OK
     FIELD-WILBURTON
     Hunter Tucker 1-31                       0.1101504                0.0931283          No              $ 25,830.00
LOGAN COUNTY, OK
     FIELD-EDMOND W
     Messenbaugh # 2                          0.5000000                0.4375000          No              $  8,843.00
MAJOR COUNTY, OK
     FIELD-CEDARDALE NE
     Barnes D # 4                             0.1006016                0.0860145         Yes              $ 63,486.00
     Barnes Un D 2-23                         0.1006016                0.0860145          No              $ 14,380.00
     Barnes Un G 3-23                         0.0000000                0.0107833          No              $  l,942.00
     Butler 2-20                              0.7911483                0.6613098         Yes              $448,491.00
     Butler 3-20                              0.8150000                0.6817028          No              $ 71,629.00
     Butler 4-20                              0.8150000                0.6817028          No              $ 75,531.00
     Butler Un 1-20                           0.7911485                0.6613098          No              $ 75,719.00

     PROPERTY NAME                     WORKING INTEREST     NET REVENUE INTEREST   TITLE PROPERTY     ALLOCATED VALUE
------------------------------------   ----------------     --------------------   --------------     ---------------
     Culp 1-19                                0.7645963                0.6537297         No               $ 75,000.00
     Culp 2-19                                0.8150000                0.6892645         No               $ 79,774.00
     Culp 3-19                                0.8150000                0.6968250         No               $ 55,000.00
     Foster 2-21(Chester)                     0.4444297                0.3736202        Yes               $ 78,167.00
     Foster 3-21                              0.4039427                0.3405956        Yes               $ 59,211.00
     Kepner 1-29                              0.0738589                0.0620029         No               $    204.00
     Kepner 4-29                              0.0840289                0.0706986         No               $  8,281.00
     Schlarb 2-22                             0.1141080                0.0974942         No               $  5,895.00
     Schlarb 3-22U                            0.6056344                0.5157184        Yes               $114,581.00
     FIELD-RINGWOOD
     Cornelson 1-7                            0.3309991                0.2830043         No               $ 10,410.00
     Herbert 1-7                              0.0000000                0.0330245         No               $  7,224.00
     MHC 1-7                                  0.0000000                0.0164737         No               $  l,363.00
     Rexroat 1- 9                             0.3000000                0.2565000        Yes               $ 33,648.00
     Rexroat 2-9                              0.3000000                0.2565000        Yes               $ 32,219.00
     Rexroat 3- 9                             0.3000000                0.2565000        Yes               $ 14,5,3.00
     Rose 1-12                                0.1698240                0.1451995         No               $ 19,357.00
     Rose 2-12                                0.1698240                0.1451995         No               $      0.00
     Slack C 1- 5                             0.3000000                0.2565000         No               $      0.00
     Slack C 2- 5                                                                        No
     Wahl 1-7                                 0.1279373                0.1093865         No               $      0.00
     Warfield Un 1-5                          0.6398714                0.4998072        Yes               $ 43,798.00
     Warfield Un 2-5                          0.6398714                0.4998072        Yes               $ 24,617.00
     FIELD-RINGWOOD (OKEEN, NW)
     Weaver Un 5-20                           0.1000000                0.0855000         No               $     68.00
     FIELD-SEILING NE
     Bensch 1-23                              0.5074999                0.4047114        Yes               $372,431.00
     Bensch 2-23                              0.5074999                0.4047114         No               $ 50,460.00
     Louthan Un 1-22                          0.3000000                0.2502500         No               $    835.00
MC CLAIN, OK
     FIELD-WASHINGTON - OBO - OK
     Lucy 1-19                                0.2565726                0.2067304         No               $ 12,268.00
OKLAHOMA COUNTY, OK
     FIELD-EDMOND W
     Cargil O A                               1.0000000                0.8203125        Yes               $ 90,938.00
ROGER MILLS COUNTY, OK
     FIELD-CHEYENNE W
     Berry 2-12                               0.0302083                0.0264323         No               $      0 00

     PROPERTY NAME                          WORKING INTEREST   NET REVENUE INTEREST   TITLE PROPERTY     ALLOCATED VALUE
--------------------------------------      ----------------   --------------------   --------------     ---------------
     Field-Dempsey
     Walker 1-12                                   0.0435050              0.0321940           No             $  8,027.00
     Field-Strong City District
     Harden # 2-25                                 0.0026563              0.0026563           No             $      0.00
     Field-Strong City District (Calvert)
     Lone Elk 27-1                                 0.0878979              0.0706358           No             $  3,936.00
     Savage 1-27                                   0.0878979              0.0696679           No             $ 15,252.00
     Field-Strong City SE
     Morton 1-23                                   0.0511440              0.0393809           No             $  7,960.00
WASHITA COUNTY, OK
     Field-Canute N
     Rowlan 1-3                                    0.2046220              0.1554200          Yes             $ 20,565.00
     Field-Elk City
     Walter J C 3-19                               0.0238000              0.0206582           No             $  8,076.00
WOODS COUNTY, OK
     Field-Avard
     Eggleston 1-36                                0.8000000              0.6500000           No             $ 33,023.00
     Gardner 2-35                                  0.3979166              0.3401059           No             $    801.00
     Hull 1-3                                      0.3868722              0.3281670           No             $ 12,182.00
     Hull 2-3                                      0.3987435              0.3383171           No             $ 11,145.00
     Oshel 2-30                                    0.8000000              0.6840000          Yes             $ 41,785.00
     Field-Oakdale
     Dietz A 1-28                                  0.2000000              0.1600620           No             $  9,831.00
     Farris 1-30                                   0.4509450              0.3814305           No             $ 51,228.00
     Gisson 2-33L(Mississippi                      0.7383100              0.5934588          Yes             $816,461.00
     Gisson 3-33L(Mississippi                      0.4458101              0.3811676          Yes             $458,478.00
     Gisson 4-33                                   0.4626925              0.3714772          Yes             $232,497.00
     Morstain 1-32                                 0.3000784              0.2565686           No             $ 40,000.00
     Perkins B 1-28                                0.0000000              0.0100624           No             $ 42,113.00
     Rich 1-32                                     0.3000785              0.2545749           No             $ 67,960.00
     Rich 2-32                                     0.4440280              0.3796440           No             $ 40,000.00
     Rich 2-32L                                    0.4440280              0.3796440           No             $ 47,292.00
     Sagebrush 1-32                                0.0000000              0.0340000           No             $ 42,965.00
     Stewart A 1-28                                0.0000000              0.0100624           No             $ 40,170.00
     Veatch 1-24                                   0.3874999              0.3217421           No             $  2,471.00
     Veatch 2-24                                   0.3874999              0.3217421          Yes             $ 58,971.00
     Whiteneck 1-28                                0.2000000              0.1600625           No             $105,186.00

     PROPERTY NAME                          WORKING INTEREST   NET REVENUE INTEREST   TITLE PROPERTY     ALLOCATED VALUE
--------------------------------------      ----------------   --------------------   --------------     ---------------
     Whiteneck B # 1                               0.2857144              0.2339956          No              $ 96,854.00
     Wilt A 1-19                                   0.3108524              0.2552816          No              $ 30,000.00
     Wilt A 2-19                                   0.7557648              0.5890299         Yes              $228,743.00

WOODWARD COUNTY, OK

     FIELD-CEDARDALE NE

     Garvie 3-23                                   0.8150000              0.6480547          No              $ 21,530.00
     State 1-24                                    0.8150000              0.6693665          No              $      0.00
     State 2-24L(Oswego)                           0.8150000              0.6693661         Yes              $  5,429.00
     State 2-24U                                   0.8150000              0.6693660         Yes              $166,614.00
     State 3-24                                    0.8150000              0.6693661         Yes              $ 65,677.00

     FIELD-CHESTER W

     Huffman 2-20                                  0.8000000              0.6840001          No              $ 17,432.00
     Huffman 3-20                                  0.8000000              0.6840001          No              $      0.00

     FIELD-FT SUPPLY E

     Cooper 1-19                                   0.2291060              0.0000000          No

BEE COUNTY, TX

     FIELD-BURNELL

     Burnell Un                                    0.0107502              0.0094064          No              $      0.00

     FIELD-PLUMMER-WILCOX

     Borroum B # 1                                 0.7000000              0.5906250         Yes              $ 16,088.00
     Dougherty # 2                                 0.7000000              0.4666667          No              $      0.00
     Dougherty Est #1 & #2                         0.7000000              0.4666667          No              $ 17,192.00

BRAZORIA COUNTY, TX

     FIELD-CHOCOLATE BAYOU S

     I P Farms # 2U                                0.0656275              0.0491061          No              $ 21,199.00
     I P Farms # 3                                 0.0684479              0.0000000          No              $      0.00
     I P Farms Lease                               0.0666667              0.0484175          No              $  4,839.00

     FIELD-HASTINGS E

     Beers W F                                     0.0000000              0.0288000          No
     Brown Cecil                                   0.0000000              0.1983000          No
     Haden R D                                     0.0000000              0.0018800          No
     Schaeffer A                                   0.0000000              0.0384000          No
     Surface R O                                   0.0000000              0.0063000          No
     Turner B L                                    0 0000000              0.0041000          No

     FIELD-OLD OCEAN N

     Texas Gulf Fee # 1                            0.0332368                                 No              $  2,471.00

     CHAMBERS COUNTY, TX

     PROPERTY NAME                          WORKING INTEREST   NET REVENUE INTEREST   TITLE PROPERTY     ALLOCATED VALUE
--------------------------------------      ----------------   --------------------   --------------     ---------------
     FIELD-ELWOOD

     Colby Claypool # 1                            0.0000000              0.0244142         Yes              $ 37,829.00

HARDIN COUNTY, TX

     FIELD-JOHN VICKERS (VICKERS)

     Arco Vickers # 1                              1.0000000              0.7250000         Yes              $ 81,729.00

HARRISON COUNTY, TX

     FIELD-BLOCKER

     Daniels A # 1 GU                              0.1219880              0.1016623          No              $ 13,580.00

     FIELD-HALLSVILLE

     Deadmon                                       0.1219880              0.0995596          No              $  5,929.00

HEMPHILL COUNTY, TX

     FIELD-MATHERS RANCH

     Federal 1-161                                 0.0265360              0.0219130          No              $  1,363.00

HOCKLEY COUNTY, TX

     FIELD-SMYER

     Smyer April Harless                           0.1874193              0.0000000         Yes              $      0.00
     Smyer Lockhart                                0.0646246              0.0000000         Yes              $      0.00
     Smyer Lockhart A                              0.0229561              0.0000000         Yes              $      0.00
     Smyer Un NE                                   0.2750000              0.2255000         Yes              $390,091.00

HOPKINS COUNTY, TX

     FIELD-BRANTLEY JACKSON

     Brantley Jackson Un                           0.1869938              0.1510408         Yes              $174,067.00

KENT COUNTY, TX

     FIELD-ATKINS-FLEMING

     Fleming # 1                                   0.8000000              0.6400000         Yes              $ 71,890.00

LIVE OAK COUNTY, TX

     FIELD-MIKESKA

     Amine Un                                      0.2499999              0.0000000          No              $      0.00
     Bennett State GU # 1                          0.2500000              0.2043219         Yes              $ 86,041.00
     Bennett State GU # 2                          0.2499999              0.2043219          No              $ 15,455.00
     Bennett State GU # 3                          0.2499999              0.2043219          No              $ 11,707.00
     Bennett State GU # 4                          0.0000000              0.0159597          No              $    886.00
     Bennett State GU # 5                          0.2499999              0.2043219          No              $      0.00

LOVING COUNTY, TX

     FIELD-HALEY

     Harrison Nell 14-1                            0.0480470              0.0373050          No              $  6,423 00
     Harrison Nell 22-1                            0.0393230              0.0298450         Yes              $153,552.00

     PROPERTY NAME                          WORKING INTEREST   NET REVENUE INTEREST   TITLE PROPERTY     ALLOCATED VALUE
--------------------------------------      ----------------   --------------------   --------------     ---------------
     Harrison Nell 26-1                            0.0438200              0.0333940         No             $    3,748.00
     Harrison Nell 28-1A                           0.0422530              0.0321890        Yes             $   33,667.00

LUBBOCK COUNTY, TX

     FIELD-EDMISSON

     Broadview Un E                                0.3195384              0.2632593        Yes             $l,306,987.00

     FIELD-IDALOU

     Idalou Un                                     0.2797272              0.2097950        Yes             $  219,722.00

MATAGORDA COUNTY, TX

     FIELD-MATAGORDA ISL BLK 485

     El Gordo Pipeline                             0.0070510              0.0000000         No             $      239.00
     S/T 485 L # 1                                 0.0793197              0.0637204         No             $    9,269.00
     S/T 485 L # 3-                                0.7905165              0.5290034         No             $        0.00
     S/T 485 L # 4                                 0.4617863              0.3069760         No             $        0.00
     S/T 485 L # 5                                 0.3944985              0.2661222         No             $    4,089.00
     S/T 485 L # 6                                 0.0670124              0.0000000         No             $        0.00

     FIELD-MIDDLE BANK REEF

     S/T 367 L # 2                                 0.1931803              0.1558882         No             $        0.00
     S/T 367 L # 3                                 0.2418546              0.1681976         No             $        0.00
     S/T 367 L # 3 (Mioc 5880)                     0.0000000              0.1978689         No             $   11,639.00

     FIELD-MIDDLEBANK REEF

     S/T 367 L # 4                                 0.2876934               0.234691        Yes             $  107,692.00

MC MULLEN, TX

     FIELD-A W P
     Billings # 1                                  0.0500000              0.0369245         No             $    2,070.00
     Billings # 3                                  0.0250000              0.0182500         No             $    l,010.00
     Billings # 5                                  0.0250000              0.0182500         No             $        0.00
     Discher # 9                                   0.0281250              0.0234560         No             $    2,267.00
     Discher # 11                                  0.0298845              0.0249005         No             $       99.00
     Discher A # 4                                 0.0218242              0.0181889         No             $    l,601.00
     Discher H A # 1                               0.0496875              0.0388809         No             $    l,601.00
     Discher H A # 1A                              0.0281250              0.0234560         No             $        0.00
     Discher H A # 2                               0.0281250              0.0234560         No             $        0.00
     Discher H A # 3                               0.0281250              0.0234560         No             $      394.00
     Discher H A # 4                               0.0348482              0.0575280         No             $      271.00
     Discher H A # 7                               0.0281250              0.0234560         No             $       49.00
     Discher H A # 8                               0.0281250              0.0234560         No             $    2,316.00
     Dusek H # 1                                   0.0348500              0.0287640         No             $      788.00
     Dusek H # 2                                   0.0331700              0.0275383         No             $      813.00

     PROPERTY NAME                          WORKING INTEREST   NET REVENUE INTEREST   TITLE PROPERTY     ALLOCATED VALUE
--------------------------------------      ----------------   --------------------   --------------     ---------------
     Elliott # 7                                   0.0700000              0.0507200         No                $10,520.00
     Elliott # 8                                   0.0700000              0.0507200         No                $ 7,071.00
     Elliott # 9                                   0.0700000              0.0507200         No                $ 8,451.00
     Elliott # 10                                  0.0700000              0.0507200         No                $11,457.00
     Elliott R E # 1                               0.0700000              0.0507200         No                $ 7,293.00
     Elliott R E # 2                               0.0700000              0.0507200         No                $ 4,607.00
     Elliott R E # 3                               0.0700000              0.0507200         No                $14,241.00
     Elliott R E # 4                               0.0700000              0.0507200         No                $ 5,100.00
     Elliott R E # 5                               0.0700000              0.0507200         No                $ 3,006.00
     Elliott R E # 6                               0.0700000              0.0507200         No                $     0.00
     Henry # 1                                     0.0500000              0.0369245         No                $ 4,952.00
     Henry # 2                                     0.0500000              0.0369250         No                $ 5,346.00
     Henry # 3                                     0.0500000              0.0369250         No                $ 7,613.00
     Henry E G # 1                                 0.1164365              0.0873274         No                $67,261.00
     Henry E G # 2                                 0.1164365              0.0873274         No                $ 3,277.00
     Henry E G # 3                                 0.1275726              0.0956795         No                $ 8,155.00
     Henry E G # 4                                 0.1164365              0.0873274         No                $     0.00
     Henry E G 4 5                                 0.1164365              0.0873274         No                $ 5,962.00
     Henry E G # 6                                 0.1164365              0.0873274         No                $ 6,012.00
     Henry E G # 7                                 0.1164365              0.0873274         No                $ 2,341.00
     Henry E G # 7                                 0.0512551              0.0384410         No                $ 2,341.00
     Henry E G # 8                                 0.1164365              0.0873274         No                $   616.00
     Henry E G # 9                                 0.1164365              0.0873274         No                $     0.00
     Henry E G # 10                                0.1164365              0.0873274         No                $ 6,332.00
     Henry E G # 11                                0.1164365              0.0873274         No                $ l,404.00
     Henry E G # 12                                0.1164365              0.0873274         No                $ 9,091.00
     Henry E G # 13                                0.1237582              0.0928932         No                $19,957.00
     Henry E G # 14                                0.1591387              0.1200698         No                $ 6,455.00
     Henry E G Lease                               0.1164365              0.0873274         No                $     0.00
     Horton # 1                                    0.0000000              0.0068000         No                $   271.00
     Horton # 2                                    0.0888900              0.0722220         No                $ 2,196.00
     Horton # 8                                    0.0500000              0.0369245         No                $15,691.00
     Horton # 9                                    0.0500000              0.0369245         No                $ 5,445.00
     Horton #10                                    0.0500000              0 0369245         No                $ 3,794.00
     Horton R P 4-1                                0.0500000              0.0354240         No                $ 2,242.00
     Horton R P # 1                                0.0500000              0.0354240         No                $   641.00
     Horton R P # 2                                0.0500000              0.0354240         No                $ 1,577.00
     Horton R P # 3                                0.0500000              0.0354240         No                $ l,552.00
     Horton R P # 5                                0.0500000              0.0354240         No                $ 3,178.00

     PROPERTY NAME                          WORKING INTEREST   NET REVENUE INTEREST   TITLE PROPERTY     ALLOCATED VALUE
--------------------------------------      ----------------   --------------------   --------------     ---------------
     Horton R P # 6                                0.0500000              0.0354240         No                $     0.00
     Horton R P # 7                                0.0500000              0.0354250         No                $   123.00
     Horton Richard # 1                            0.0888900              0.0722220         No                $ 7,296.00
     Horton Richard # 4                            0.0888900              0.0722220         No                $ 7,936.00
     Horton Richard # 5                            0.0888900              0.0722220         No                $ 6,162.00
     Horton Richard # 6                            0.0888900              0.0722220         No                $     0.00
     Horton Richard # 7                            0.0888900              0.0722220         No                $ 9,732.00
     Horton Richard # 8                            0.0888900              0.0722220         No                $ 5,817.00
     Horton Richard # 9                            0.0888900              0.0000000         No                $ 9,190.00
     Horton Richard #10                            0.0888900              0.0722220         No                $ 4,164.00
     Horton Richard #ll                            0.0888900              0.0722220         No                $10,129.00
     Horton Richard #12                            0.0888900              0.0722220         No                $ 7,887.00
     Horton Richard #13                            0.0888900              0.0722220         No                $ 7,736.00
     Horton Richard #14                            0.0888900              0.0722220         No                $ 4,635.00
     Horton Richard #16                            0.0888900              0.0722220         No                $ 7,490.00
     Horton Richard #17                            0.0888900              0.0722220         No                $ 6,064.00
     Horton Richard #19                            0.0888900              0.0722220         No                $ 6,283.00
     Horton Richard #21                            0.0888900              0.0722220         No                $ 6,332.00
     Horton Richard #22                            0.0888900              0.0000000         No                $     0.00
     Horton Richard #23                            0.0888900              0.0722220         No                $13,948.00
     Horton Richard #24                            0.0888900              0.0722220         No                $ 3,846.00
     Horton Richard #25                            0.0888900              0.0722220         No                $12,423.00
     Isbel Clarence H Jr # 1                       0.0281250              0.0234560         No                $   764.00
     Isbel Clarence H Jr # 2                       0.0281250              0.0234560         No                $ 1,774.00
     Killough B # 1                                0.0500000              0.0369245         No                $ 2,143.00
     Killough B # 2                                0.0500000              0.0369245         No                $ 6,307.00
     Lange # 4                                     0.0500000              0.0000000         No                $     0.00
     Lange E # 1                                   0.0500000              0.0369245         No                $20,003.00
     Lange E # 2                                   0.0500000              0.0369245         No                $13,080.00
     Lange E # 3                                   0.0500000              0.0369245         No                $11,675.00
     Lange Eleanora A # 1                          0.0500000              0.0000000         No                $     0.00
     Lasiter A L # 1                               0.0500000              0.0369245         No                $ 5,100.00
     Lasiter A L # 2                               0.0500000              0.0369245         No                $   246.00
     Lasiter A L # 3                               0.0500000              0.0369245         No                $ 1,848.00
     Layton K F # 1                                0.0375000              0.0281500         No                $ 3,252.00
     Morales #ll                                   0.0500000              0.0369245         No                $17,391.00
     Morales #14                                   0.0500000              0.0369245         No                $15,223.00
     Morales Felix #13                             0.0500000              0.0369245         No                $15,519.00
     Morales Felix H # 2                           0 0500000              0.0369245         No                $ 1,675.00

     PROPERTY NAME                          WORKING INTEREST   NET REVENUE INTEREST   TITLE PROPERTY     ALLOCATED VALUE
--------------------------------------      ----------------   --------------------   --------------     ---------------
     Morales Felix H # 3                           0.0500000              0.0369245         No                $14,583.00
     Morales Felix H # 4                           0.0500000              0.0369245         No                $   148.00
     Morales Felix H # 5                           0.0500000              0.0369245         No                $ 2,759.00
     Morales Felix H # 6                           0.0500000              0.0369245         No                $14,829.00
     Morales Felix H # 7                           0.0500000              0.0369245         No                $14,041.00
     Morales Felix H # 8                           0.0500000              0.0369245         No                $15,100.00
     Morales Felix H # 9                           0.0500000              0.0369245         No                $ 4,139.00
     Morales Felix H #10                           0.0500000              0.0369245         No                $ 4,410.00
     Morales Felix H #12                           0.0500000              0.0369245         No                $ 4,435.00
     Morales Felix H # 1                           0.0500000              0.0369245         No                $   838.00
     Morgan # 3                                    0.0500000              0.0369245         No                $   690.00
     Morgan # 4                                    0.0500000              0.0369245         No                $     0.00
     Morgan Et Al # 1                              0.0500000              0.0369245         No                $ 4,139.00
     Morgan Et Al # 2                              0.0500000              0.0369245         No                $     0.00
     Rutherford W C A # 3                          0.0281310              0.0234560         No                $ 3,203.00
     Rutherford W C A # 4                          0.0500000              0.0369245         No                $ 4,681.00
     Rutherford W C Est # l                        0.0500000              0.0369245         No                $ 1,651.00
     Rutherford W C Est # 2                        0.0500000              0.0369245         No                $ 4,139.00
     Rutherford W C Est # 3                        0.0500000              0.0369245         No                $ 3,868.00
     Rutherford W C Jr A # 1                       0.0375000              0.0281500         No                $ 3,055.00
     Rutherford W C Jr A # 2                       0.0281310              0.0234560         No                $ 5,199.00
     Shenkir # 2                                   0.0297423              0.0248037         No                $ 4,386.00
     Shenkir H # 1                                 0.0281250              0.0234560         No
     Shenkir H # 1                                 0.0281250              0.0234560         No                $ 2,710.00
     Shenkir H A # 1                               0.0281250              0.0234560         No
     Shenkir  H A # 1                              0.0281250              0.0234560         No                $ 2,710.00
     Taylor # 4                                    0.0281250              0.0234560         No                $ l,404.00
     Taylor Harold D # 1                           0.0281250              0.0234560         No                $ l,971.00
     Taylor Harold D # 2                           0.0281250              0.0234560         No                $     0.00
     Taylor Harold D # 3                           0.0281250              0.0234560         No                $ 2,168.00
     Wheeler # 6                                   0.0500000              0.0000000         No                $     0.00
     Wheeler # 7                                   0.0500000              0.0369250         No                $26,529.00
     Wheeler Nora # 1                              0.0500000              0.0369245         No                $ 4,583.00
     Wheeler Nora # 2                              0.0500000              0.0369240         No                $ 3,080.00
     Wheeler Nora # 3                              0.0500000              0.0369240         No                $ 3,449.00
     Wheeler Nora # 4                              0.0500000              0.0000000         No                $     0.00
     Wheeler Nora # 5                              0.0506666              0.0373694         No                $ 5,001.00
     Williams A # 1                                0.0250000              0.0184625         No                $ 4,065.00
     Williams Grant H # 1                          0.0500000              0.0369245         No                $ 4,854.00

     PROPERTY NAME                          WORKING INTEREST   NET REVENUE INTEREST   TITLE PROPERTY     ALLOCATED VALUE
--------------------------------------      ----------------   --------------------   --------------     ---------------
     Williams Grant H # 2                          0.0500000              0.0369250         No                $ 3,548.00
     Winborn # 1                                   0.0500000              0.0369245         No                $   862.00
     Winborn # 2                                   0.0500000              0.0369245         No                $     0.00

OFFSHORE COUNTY, TX

     FIELD-HIGH ISL SA BLK A448

     OCS-G-2359                                    0.0288410              0.0240341         No                $24,800.00
     OCS-G-2360                                    0.1260701              0.1050585         No                $71,663.00
     OCS-G-2360 #A-9                               0.1197493              0.0997917         No                $12,711.00
     OCS-G-2360 B                                  0.0949567              0.0791306         No                $     0.00
     OCS-G-2361                                    0.0735408              0.0612840         No
     OCS-G-2361 #A-4                               0.0735408              0.0612840         No                $30,000.00
     OCS-G-4579/2360                               0.1111259              0.1079132         No                $   460.00

     FIELD-HIGH ISL SA BLK A532

     OCS-G-2380                                    0.2206222              0.1838518         No                $     0.00

VICTORIA COUNTY, TX

     FIELD-HEYSER

     Crabtree # 1                                  0.9524891              0.7499583         No                $85,444.00
     Crabtree # 5                                  0.9137500              0.7194564         No                $ l,312.00

     FIELD-HEYSER E

     Crabtree # 2                                  0.9524891              0.7499583         No                $     0.00
     Crabtree # 4 SWD                              0.9137500              0.0000000         No                $     0.00
     Crabtree Lease                                0.9524891              0.7194564         No                $     0.00

WEBB COUNTY, TX

     FIELD-GATO CREEK

     Alley # 1                                     0.1048890              0.0742457         No                $ 9,831.00
     Alley # 3                                     0.1048890              0.0742457        Yes                $47,839.00

     FIELD-MUJERES CREEK

     Olmitos Ranch # 1                             0.0593878              0.0460966         No                $ 3,919.00
     Olmitos Ranch # 2                             0.0861119              0.0638765         No                $ 5,129.00
     Olmitos Ranch # 4                             0.0861119              0.0638765         No                $   443.00
     Olmitos Ranch # 5                             0.0861119              0.0638765         No                $   647.00
     Olmitos Ranch # 6                             0.0807300              0.0597725         No                $     0.00
     Olmitos Ranch # 8                             0.0861119              0.0638765         No                $10,087.00
     Olmitos Ranch # 12                            0.0861119              0.0638769         No                $11,434.00
     Olmitos Ranch # 13                            0.0861119              0.0638769         No                $10,205.00

     FIELD-NICHOLSON

     Olmitos Ranch # 7                             0.0785452              0.0577742         No                $11,501.00

     PROPERTY NAME                          WORKING INTEREST   NET REVENUE INTEREST   TITLE PROPERTY     ALLOCATED VALUE
--------------------------------------      ----------------   --------------------   --------------     ---------------
     FIELD-RANCHO VIEJO

     Alley # 20                                    0.1048890              0.0742457         No                $33,976.00
     Alley # 4                                     0.1048899              0.0742457        Yes                $42,471.00
     Alley # 5                                     0.1049000              0.0742457        Yes                $28,578.00
     Alley # 6                                     0.1049000              0.0742457         No                $     0.00
     Alley # 7                                     0.1049000              0.0742457         No                $ 4,294.00
     Alley # 8                                     0.1049000              0.0742457         No                $19,799.00
     Alley # 9                                     0.1048889              0.0742457         No                $     0.00
     Applegate Alley # l GU                        0.0157350              0.0112505         No                $ 2,811.00

     FIELD-THOMPSONVILLE NE

     Bruni D GU                                    0.3333333              0.2708334        Yes                $50,136.00
     Thompsonville CS & Dehy                       0.0914540              0.0000000         No                $     0.00


                                EXHIBIT PART II


Cause No. 10,651; The State of Texas, et al. v. Union Pacific Resources Company, et al. (including TOC and TEMI); In the 335th Judicial District Court of Lee County, Texas

Purported class action lawsuit brought by the State of Texas and other working and/or royalty interest owners regarding the sale of oil and/or gas in Texas at posted prices verses market price. Torch Energy Advisors Incorporated and Torch Energy Marketing, Inc. are named parties to the suit, but the claims also run against the working interest owners for whom the Torch companies operate. This case has only recently been initiated and no discovery or other pre-trial activities have taken place. Accordingly, it is impossible at this time to predict the outcome of this litigation.

Cause No. 423587; State of Louisiana and Department of Taxation v. Torch Energy Corporation; In the 19th District Court of the Parish of East Baton Rouge, Louisiana, Div. F

This lawsuit involves a claim by the state of Louisiana that severance taxes have been underpaid on Torch operated properties in Louisiana. The underpayment is attributed to the alleged undervaluation of production by Torch in the sale of oil and gas. All partnerships owning any Louisiana leases could be affected by this case.

Cause No. 423588; State of Louisiana and Department of Taxation v. Torch Operating Company; In the 19th District Court of the Parish of East Baton Rouge, Louisiana, Div. I

This lawsuit involves a claim by the state of Louisiana that severance taxes have been underpaid on Torch operated properties in Louisiana. The underpayment is attributed to the alleged undervaluation of production by Torch in the sale of oil and gas. All partnerships owning any Louisiana leases could be affected by this case.

Cause No. 96-022435; Rose Marie Mixon v. Nuevo Energy Company; In the 127th Judicial District Court of Harris County, Texas

Plaintiff filed this suit on May 3, 1996. Plaintiff alleges that she is a successor to an incremental gas revenue interest in certain off-shore oil and gas leases. Plaintiff alleges that Nuevo failed to pay all sums due under the incremental gas revenue interest. Plaintiff claims breach of contract, seeking as damages $104,630.00 in alleged underpayment by Nuevo, together with interest and attorneys' fees. As part of the settlement with Florida Gas, Nuevo assigned its interest to the 1991 Specified Oil & Gas Program and Black Hawk Oil Company. Nuevo filed a summary judgment motion which has been scheduled to be heard on June 13, 1997.

Cause No. 15059; Ronald Harrell, et al. v. Torch Operating Company, et al.; In the 21st Judicial District Court of the Parish of St. Helena, Louisiana

Plaintiff, an adjacent landowner to the Pritchell Oil Well No. 1 located in St. Helena Parish, Louisiana, is suing for alleged damages to his property allegedly caused by well operations and also for noise and odor pollution. This case is dormant at this time with a tentative settlement offer to the Plaintiff of $20,000 on the table.

Cause No. 69102-F; Edwin B. Lutgring, Jr., et al. v. Torch Operating Company; In the 15th Judicial District Court of the Parish of Vermilion, Louisiana

Plaintiffs are leasehold owners in the Herpin No. l well located in Vermilion Parish, Louisiana. Plaintiffs brought this suit seeking judgment by the Court that TOC plug and abandon the property, remove all equipment, and restore the property to its original condition. This case has only recently been initiated and no discovery or other pre-trial activities have taken place. The well has already been plugged and abandoned and we are working to satisfy the landowner concerning the restoration of the surface.

Additional MMS Claims - U.S. Department of Justice Inquiry Letter

Although not yet asserted, there seems to be a movement afoot by the MMS to challenge the price paid the MMS for production on all MMS managed properties. While we do not believe the partnerships have paid royalties improperly or face any exposure in such audits, the partnerships that have interests in federal leases could be subjected to claims arising out of such audits. On February l2, 1997 the Department of Justice forwarded to Torch Operating Company a request for information and documents relating to oil and gas royalties on Indian and MMS lands paid by Torch Operating Company on behalf of the Partnerships, among others. Torch Operating Company is in the process of analyzing the scope of the request and has communicated its willingness to fully cooperate in this information gathering process. At this time it is difficult to predict what liabilities, if any, could be faced by the Partnerships for any such alleged underpayment of royalties.

CLAIMS BY OTHER TAXING AUTHORITIES

Every taxing authority in every state in which the partnerships own properties could make claims similar to those asserted in the State of Louisiana and Department of Taxation v. Torch Energy Corporation, above.

Claims by Other Royalty and Mineral Owners

Every royalty and mineral owner in every state in which the partnerships own properties could make claims similar to those asserted in the State of Texas, et al. v U.P.R.C., et al.

===============================================================================
                                Exhibit Part IV

                            TOC Operated Properties

30-Jun-97
===============================================================================

          FIELD                              NAME
===============================================================================
     IBERIA PARISH, LA
          Weeks Isl                          Rainold # 2
          Weeks Isl                          Smith Heirs # 2
          Weeks Isl                          Smith Heirs # 3
          Weeks Isl                          Smith Heirs # 6
     ST HELENA PARISH, LA
          Greensburg                         Carter # 2
          Greensburg                         Freiler # 2D
          Greensburg                         Pritchett # 1
          Greensburg                         Riggs # 1
          Greensburg                         Riggs # 2
          Greensburg                         Riggs # 4
          Greensburg                         Riggs # 5
          Greensburg                         Riggs Robert E # 6
          Greensburg                         Stephens # 1
          Greensburg                         Turnipseed Charlotte # 1
     VERMILION PARISH, LA
          Parcperdue                         Broussard # 2
          Parcperdue                         Broussard # 1
          Parcperdue                         Greene # 1
          Paroperdue                         Greene S & K # 3
          Parcperdue                         Herpin # 1
          Parcperdue                         Leblanc # 1

===============================================================================
          FIELD                              NAME
===============================================================================
          Parcperdue                         Leblanc # 2
          Parcperdue                         Leblanc # 3
     HARRISON COUNTY, TX
          Blocker                            Daniels A # 1 GU
          Hallsville                         Deadmon


                                 EXHIBIT PART V

                                TITLE PROPERTIES


30-Jun-97

     PROPERTY NAME                                WORKING INTEREST  NET REVENUE INTEREST  TITLE PROPERTY
------------------------------------------        ----------------  --------------------  --------------
COLUMBIA COUNTY, AR
     FIELD-WALKER CREEK
     Walker Crk Un Bodcaw Un 2                           0.0019531             0.0016022       Yes
     Walker Crk Un Bodcaw Un 3                           0.0019531             0.0016022       Yes
     Walker Crk Un Bodcaw Un 4                           0.0000000             0.0012417       Yes
     Walker Crk Un Burton Es I                           0.1250000             0.1032447       Yes
     Walker Crk Un Jack Un 1                             0.0093750             0.0082031       Yes
     Walker Crk Un Shirey Un I                           0.0130200             0.0107422       Yes
     Walker Crk Un Stuart Un 2                           0.0774037             0.0646307       Yes
LAFAYETTE COUNTY, AR
     FIELD-WALKER CREEK
     Walker Creek Ut                                     0.0085518             0.0066014       Yes
     Walker Crk Un Boyette 1                             0.0452400             0.0375529       Yes
     Walker Crk Un Burton Un l                           0.0208330             0.0176595       Yes
     Walker Crk Un Helms Un 1                            0.0208330             0.0176595       Yes
     Walker Crk Un Hughes Un l                           0.0208330             0.0176595       Yes
     Walker Crk Un Ipco Un 2                             0.0140627             0.0123047       Yes
     Walker Crk Un Kasek Un 1                            0.0104767             0.0084237       Yes
     Walker Crk Un Umphries 1                            0.0208330             0.0182295       Yes
     Walker Crk Un Whitehead l                           0.0208330             0.0176595       Yes
ACADIA PARISH, LA
     FIELD-IOTA
     Iota Nonion Struma Sd Un                            0.2274898             0.1706364       Yes
OFFSHORE PARISH, LA
     FIELD-S MRSH IS SA BLK 142
     OCS-G-1217 SMI 142/143 Un                           0.0607690             0.0456439       Yes
PLAQUEMINES PARISH, LA
     FIELD-GARDEN ISL BAY
     S/L 3942 # 1                                        0.1358735             0.1039346       Yes
     FIELD-STELLA
     Hero # 2                                            0.4932813             0.3933540       Yes
     Hero # 3                                            0.4932813             0.3933540       Yes

     PROPERTY NAME                                    WORKING INTEREST  NET REVENUE INTEREST  TITLE PROPERTY
-----------------------------------------------       ----------------  --------------------  --------------
     Hero # 4                                                0.4932813             0.3933540       Yes
TERREBONNE PARISH, LA
     FIELD-FOUR LEAGUE BAY
     LL#E # 1                                                0.0946667             0.0658880       Yes
     S/L 9414 # 5                                            0.1420001             0.1063296       Yes
     FIELD-LAKE BOUDREAUX
     S/L 13211 # 2                                           0.2125000             0.1583125       Yes
     FIELD-MONTEGUT
     MTG TEX W SU Southshore 2                               0.0442000             0.0322660       Yes
VERMILION PARISH, LA
     FIELD-WRIGHT
     Abshire # 1                                             0.7684643             0.6355894       Yes
HINDS COUNTY, MS
     FIELD-UTICA
     Morrison 10-16 # 1                                      0.1974363             0.1479250       Yes
LINCOLN COUNTY, MS
     FIELD-HURRICANE LAKE E
     Fauva J A Un 1 # 1                                      0.3531312             0.2976468       Yes
CANADIAN COUNTY, OK
     FIELD-UNION CITY
     Schieber 1-21                                           0.3333333             0.2804843       Yes
     Schieber 2-21                                           0.3333000             0.2804840       Yes
     FIELD-WATONGA-CHICKASHA TREND-O
     Inez 1-30                                               0.2343800             0.1794433       Yes
     Red Sage 1-30                                           0.2343750             0.1794433       Yes
CUSTER COUNTY, OK
     FIELD-ANADARKO (STAFFORD N)
     Snider 1-36                                             0.5112492             0.3S02194       Yes
     FIELD-CANUTE N
     Kephart 1-17                                            0.1146048             0.0904388       Yes
     Libby Hooter 1-17                                       0.1494095             0.1179119       Yes
     Rowlan 1-3                                              0.2046220             0.1554200       Yes
     FIELD-INDIANAPOLIS
     Schapansky 1-32                                         0.3378602             0.2505888       Yes
     FIELD-MOOREWOOD NE
     Broadbent 1-25                                          0.1261714             0.1077000       Yes

     PROPERTY NAME                                 WORKING INTEREST  NET REVENUE INTEREST  TITLE PROPERTY
--------------------------------------------       ----------------  --------------------  --------------
     Moseley 5-25                                         0.0987430             0.0837000       Yes
     Moseley 7-25                                         0.0987430             0.0837000       Yes
     Touchstone 3-14                                      0.1477571             0.1246598       Yes
     FIELD-WEATHERFORD
     Frizzell A 1-32                                      0.0771429             0.0655712       Yea
DEWEY COUNTY, OK
     FIELD-PUTNAM
     Craig 1-35                                           0.1431675             0.1213568       Yes
GRADY COUNTY, OK
     FIELD-MIDDLEBURG SE (AMBER NE)
     Crosswhite 1-24                                      0.2299626             0.1701723       Yes
     FIELD-NORGE SW
     Methvin 1-12                                         0.4108255             0.3371687       Yes
KINGFISHER COUNTY, OK
     FIELD-OKARCHE N
     Ellis 1- 1                                           0.3047063             0.2498593       Yes
     Snow 1- 5                                            0.4422538             0.3299128       Yes
     FIELD-SOONER TREND
     Themer 10- 2                                         0.8717898             0.6974319       Yes
MAJOR COUNTY, OK
     FIELD-CEDARDALE NE
     Barnes D#4                                           0.1006016             0.0860145       Yes
     Butler 2-20                                          0.7911483             0.6613098       Yes
     Foster 2-21L(Chester)                                0.4444297             0.3736202       Yes
     Foster3-21                                           0.4039427             0.3405956       Yes
     Schlarb 3-22U                                        0.6056344             0.5157184       Yes
     FIELD-RINGWOOD
     Rexroat 1- 9                                         0.3000000             0.2565000       Yes
     Rexroat 2- 9                                         0.3000000             0.2565000       Yes
     Rexroat 3-9                                          0.3000000             0.2565000       Yes
     Warfield Un 1-5                                      0.6398714             0.4998072       Yes
     Warfield Un 2-5                                      0.6398714             0.4998072       Yes
     FIELD-SEILING NE
     Bensch 1-23                                          0.5074999             0.4047114       Yes
OKLAHOMA COUNTY, OK
     FIELD-EDMOND W
     Cargill O A                                          1.0000000             0.8203125       Yes

     PROPERTY NAME                               WORKING INTEREST  NET REVENUE INTEREST  TITLE PROPERTY
------------------------------------------       ----------------  --------------------  --------------
WOODS COUNTY, OK
     FIELD-AVARD
     Oshel 2-30                                         0.8000000             0.6840000       Yes
     FIELD-OAKDALE
     Gisson 2-33L(Mississippi                           0.7383100             0.5934588       Yes
     Gisson 3-33L(Mississippi                           0.4458101             0.3811676       Yes
     Gisson 4-33                                        0.4626925             0.3714772       Yes
     Veatch 2-24                                        0.3874999             0.3217421       Yes
     Wilt A 2-19                                        0.7557648             0.5890299       Yes
WOODWARD COUNTY, OK
     FIELD-CEDARDALE NE
     State 2-24L(Oswego)                                0.8150000             0.6693661       Yes
     State 2-24U                                        0.8150000             0.6693660       Yes
     State 3-24                                         0.8150000             0.6693661       Yes
BEE COUNTY, TX
     FIELD-PLUMMER-WILCOX
     Borroum B # 1                                      0.7000000             0.5906250       Yes
CHAMBERS COUNTY, TX
     FIELD-ELWOOD
     Colby Claypool # 1                                 0.0000000             0.0244142       Yes
HARDIN COUNTY, TX
     FIELD-JOHN VICKERS (VICKERS)
     Arco Vickers # 1                                   1.0000000             0.7250000       Yes
HOCKLEY COUNTY, TX
     FIELD-SMYER
     Smyer April Harless                                0.1874193             0.0000000       Yes
     Smyer Lockhart                                     0.0646246             0.0000000       Yes
     Smyer Lockhart A                                   0.0229561             0.0000000       Yes
     Smyer Un NE                                        0.2750000             0.2255000       Yes
HOPKINS COUNTY, TX
     FIELD-BRANTLEY JACKSON
     Brantley Jackson Un                                0.1869938             0.1510408       Yes
KENT COUNTY, TX
     FIELD-ATKINS-FLEMING
     Fleming # 1                                        0.8000000             0.6400000       Yes
LIVE OAK COUNTY, TX

     FIELD-MIKESKA

     PROPERTY NAME                         WORKING INTEREST  NET REVENUE INTEREST  TITLE PROPERTY
-------------------------------------      ----------------  --------------------  --------------
     Bennett State GU # 1                         0.2500000             0.2043219       Yes
LOVING COUNTY, TX
     FIELD-HALEY
     Harrison Nell 22-1                           0.0393230             0.0298450       Yes
     Harrison Nell 28-1A                          0.0422530             0.0321890       Yes
LUBBOCK COUNTY, TX
     FIELD-EDMISSON
     Broadview Un E                               0.3195384             0.2632593       Yes
     FIELD-LDALOU
     Idalou Un                                    0.2797272             0.2097950       Yes
MATAGORDA COUNTY, TX
     FIELD-MIDDLEBANK REEF
     S/T 367 L # 4                                0.2876934             0.2346491       Yes
WEBB COUNTY, TX
     FIELD-GATO CMK
     Alley # 3                                    0.1048890             0.0742457       Yes
     FIELD-RANCHO VIEJO
     Alley # 4                                    0.1048899             0.0742457       Yes
     Alley # 5                                    0.1049000             0.0742457       Yes
     FIELD-THOMPSONVILLE NE
     Bruni D GU                                   0.3333333             0.2708334       Yes



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